                                                                     EXHIBIT 3.1

    For Ministry Use
 Only A l'usage exclusif
      du ministere                                          Ontario Corporation
                                                            Number Numero de la
[LOGO] Ministry of      Ministere des Services aux          compagnie en Ontario
Consumer and Ontario    consommateurs at aux                      1601244
Business services       enterprises
CERTIFICATE             CERTIFICAT
This is to certify      Ceci certifie que les
that these articles     presents status entrent
are effective on        en vigueur le

                                      Trans   Line         Comp.  Method.
  DECEMBER 31  DECEMBRE 2003          Code    No.   Stat.  Type   Incorp   share
---------------------------------      [A]    [0]    [0]   [A]     [3]      [S]
                                       18     20     28     29      30       31
      /s/ [ILLEGIBLE]
      ------------------------
       Director/Directrice               Notice
Business Corporations Act/ Loi sur les   Req'd       Jurisdiction
       Societes par actions               [N]         [ONTARIO]        [A]
                                           32        33       47        57

                            ARTICLES OF AMALGAMATION
                                STATUTS DE FUSION

   Form 4     1. The name of the                 Denomination sociale de
  Business       amalgamated corporation is:     la compagnie issue de la
Corporations                                     fusion:
    Act          ROGERS CABLE INC.

Formule 4
 numero 4
 Loi sur      2. The address of the registered   Adresse du siege social:
   les           office is:
compagnies

                       333 Bloor Street East, 10th Floor
     ---------------------------------------------------------------------------
    (Street & Number or R.R. Number & if Multi-Office Building give Room No.)
              (Rue et numero, ou numero de la R.R. et, s'il s'agit
                   d'un e'difice a bureaux, numero du bureau)

                Toronto, Ontario                                    M 4 W 1 G 9
               -----------------------------------------------------------------
                        (Name of Municipality or Post Office)      (Postal Code)
                     (Nom de la muncipalite ou du bureau de poste) (Code Postal)

              3. Number (or minimum and          Nombre (ou nombres minimal
                      maximum number) of              et maximal)
                      directors is:                   d'administrateurs:

                 Minimum of 1 and maximum of 30

              4. The director         Administrateur(s):
                 (s)is/are:

  First name,                                         Resident
 initials and  Address for service, giving Street &   Canadian
   surname     No. or R.R. No., Municipality and     State Yes
   Prenom,     Postal Code. Domicile elu, y compris    or No
 initiales et  la rue et le numero, le numero de la   Resident
    nom de     R.R. ou le nom de la municipalite et   Canadien
   famille                le code postal              OuilNon
-------------  ------------------------------------  ----------
Alan D. Horn   333 Bloor Street East, 10th Floor,       Yes
               Toronto, Ontario M4W 1G9

Bruce D. Day   333 Bloor Street East, 10th Floor,       Yes
               Toronto, Ontario M4W 1G9

M. Lorraine    333 Bloor Street East, 10th Floor,       Yes
 Daly          Toronto, Ontario M4W 1G9

David P.       333 Bloor Street East, 10th Floor,       Yes
Miller         Toronto, Ontario M4W 1G9

            5. A) The amalgamation agreement        A) Les actionnaires de
                  has been duly adopted by    [X]      chaque compagnie qui
                  the shareholders of each             fusionne ont dument
                  of the amalgamating                  adopte la convention de
                  corporations as required             fusion conformement au
                  by subsection 176(4) of              paragraphe 176(4) de la
                  the Business Corporations            Loi sur les compagnies a
                  Act on the date set out              la date mentionnee
                  below.                               ci-dessous.

                                        [Check    Cocher]
                                        [A or B   A ou B]

               B) The amalgamation has been         B) Les administrateurs de
                  approved by the directors   [ ]      chaque compagnie qui
                  of each amalgamating                 fusionne on approuve la
                  corporation by a resolution          fusion par voie de
                  as required by section 177           resolution conformement a
                  of the Business Corporations         I'article 177 de la Loi
                  Act on the date set out              sur les compagnies a la
                  below.                               date mentionnee
                  The articles of amalgamation         ci-dessous. Les statuts
                  in substance contain the             de fusion reprennent
                  provisions of the articles of        essentiellement les
                  incorporation of                     dispositions des statuts
                                                       constitutifs de

                  and are more particularly set        et sont enonces
                  out in these articles.               textuellement aux
                                                       presentes status.

Names of amalgamating
    corporations                             Date of Adoption
Denomination sociale   Ontario Corporation    /Approval Date
 des compagnies qui    Number Numero de la     d'adoption ou
     fusionnent        compagnie en Ontario    d'approbation
---------------------  --------------------  -----------------
ROGERS CABLE INC.            1215983         December 31, 2003

1443358 ONTARIO INC.         1443358         December 31, 2003

              6. Restrictions, if any, on        Limites, s'il y a lieu,
                 business the corporation        imposees aux activites
                 may carry on or on powers       commerciales ou aux pouvoirs
                 the corporation exercises.      de la compagnie.

                 None.

              7. The classes and any maximum     Categories et nombre maximal,
                 number of shares that the       s'il y a lieu, d'actions que la
                 corporation is authorized       compagnie est autorisee a
                 to issue.                       emettre:

                 The authorized capital of the Corporation shall consist of an unlimited number of Class A Common shares, an unlimited number of Class B Common shares, 100,000,000 Class B Preferred shares, an unlimited number of First Preferred shares, an unlimited number of Third Preferred shares, an unlimited number of Fourth Preferred shares, an unlimited number of Fifth Preferred shares, an unlimited number of Sixth Preferred shares, an unlimited number of Seventh Preferred shares and an unlimited number of Eighth Preferred shares.

              8. Rights, Privileges,            Droits, privileges,restrictions
                 restrictions and conditions    et conditions, s'il y a lieu,
                 (if any) attaching to each     rattaches a chaque categorie
                 class of shares and            d'actions et pouvoirs des
                 directors authority with       administrateurs relatifs a
                 respect to any class of        chaque categorie d'actions
                 shares which may be issued    qui peut etre emise en serie:
                 in series:

                 See Exhibit I annexed hereto.

                                                                              4a

                                    EXHIBIT I

CLASS A COMMON SHARES

The Class A Common shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

         (a) VOTES. The holders of the Class A Common shares shall be entitled to two (2) votes in respect of each Class A Common share at all meetings of shareholders of the Corporation, except meetings at which only holders of a specified class of shares are entitled to vote;

         (b) LIQUIDATION, DISSOLUTION OR WINDING UP. The holders of the Class A Common shares shall be entitled, subject to the rights of the holders of the other classes of shares of the Corporation, to share equally, share for share with the holders of the Class B Common shares in the remaining property of the Corporation on the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary; and

         (c) DIVIDENDS. Subject to the rights of the holders of the other classes of shares of the Corporation, the holders of the Class A Common shares shall be entitled to receive dividends in the form of fully paid shares of the Corporation or money as, when, and at the rate declared in the discretion of the directors.

CLASS B COMMON SHARES

The Class B Common shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

         (a) VOTES. The holders of the Class B Common shares shall be entitled to two (2) votes in respect of each Class B Common share at all meetings of shareholders of the Corporation, except meetings at which only holders of a specified class of shares are entitled to vote;

         (b) LIQUIDATION, DISSOLUTION OR WINDING UP. The holders of the Class B Common shares shall be entitled, subject to section
                  (d) below and subject to the rights of the holders of the other classes of shares of the Corporation, to share equally, share for share with the holders of the Class A Common shares in the remaining property of the Corporation on the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary;

         (c) DIVIDENDS. The holders of the Class B Common shares shall be entitled to receive, subject to section (d) below and subject to the rights of the holders of the other classes of shares of the Corporation, dividends in the form of fully paid shares of the Corporation or money as, when, and at the rate declared in the discretion of the directors; and

                                                                              4b

         (d) EXCLUDED SECURITIES. The rights, privileges, restrictions and conditions attaching to the Class B Common shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Class B Common shares "Excluded Securities" for the purposes of the:

                  (A) Second Amended and Restated Loan Agreement dated as of January 31, 2002, as amended on September 10, 2003, among the Corporation, The Toronto-Dominion Bank, as Administration Agent and certain lenders named therein;

                  (B) Indenture dated as of January 15, 1994 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank (now JPMorgan Chase Bank) re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

                  (C) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

                  (D) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $125,000,000 11% Senior Subordinated Guaranteed Debentures due 2015;

                  (E) Indenture dated as of February 5, 2002 among the Corporation and CIBC Mellon Trust Company re Cdn. $450,000,000 7.60% Senior (Secured) Second Priority Notes due 2007;

                  (F) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$350,000,000 7.875% Senior (Secured) Second
                           Priority Notes due 2012;

                  (G) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$200,000,000 8.750% Senior (Secured) Second
                           Priority Debentures due 2032;

                  (H) Indenture dated as of June 19, 2003 among the Corporation and JPMorgan Chase Bank re U.S. $350,000,000 6.25% Senior (Secured) Second Priority Notes due 2013; and

                  (I) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",

                                                                              4c

(collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

For greater certainty, no distribution of money or property shall be made on, or in connection with, the Class B Common shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the purchase for cancellation of Class B Common shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, purchase for cancellation or other distribution amount made in respect of any of the Class B Common shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

                                                                              4d

CLASS B PREFERRED SHARES

The Class B Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

         (a)      RANKING

The Class B Preferred shares shall rank, with respect to both dividends and in the event of the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, or any distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, junior to the First Preferred shares, the Second Preferred shares and the Third Preferred shares and in priority to the Class A Common shares of the Corporation, but shall not confer any further right to participate in the profits or assets of the Corporation.

         (b)      EXCLUDED SECURITIES

The rights, privileges, restrictions and conditions attaching to the Class B Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Class B Preferred shares "Excluded Securities" for the purposes of the:

         (A) Second Amended and Restated Loan Agreement dated as of January 31, 2002, as amended on September 10, 2003, among the Corporation, The Toronto-Dominion Bank, as Administration Agent and certain lenders named therein;

         (B) Indenture dated as of January 15, 1994 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank (now JPMorgan Chase
                  Bank) re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

         (C) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase
                  Bank) re U.S. $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

         (D) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase
                  Bank) re U.S. $125,000,000 11% Senior Subordinated Guaranteed Debentures due 2015;

         (E) Indenture dated as of February 5, 2002 among the Corporation and CIBC Mellon Trust Company re Cdn. $450,000,000 7.60% Senior (Secured) Second Priority Notes due 2007;

         (F) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re U.S.$350,000,000 7.875% Senior (Secured) Second Priority Notes due 2012;

                                                                              4e

         (G) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re U.S.$200,000,000 8.750% Senior (Secured) Second Priority Debentures due 2032;

         (H) Indenture dated as of June 19, 2003 among the Corporation and JPMorgan Chase Bank re U.S. $350,000,000 6.25% Senior (Secured) Second Priority Notes due 2013; and

         (I) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",

(collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

For greater certainty, no distribution of money or property shall be made on, or in connection with, the Class B Preferred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the redemption of Class B Preferred shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, redemption or other distribution amount made in respect of any of the Class B Preferred shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

         (c)      REDEMPTION PRIVILEGE

                  (i)      REDEMPTION PRICE

The Redemption Price in respect of each Class B Preferred share shall be equal to

                  (A) the portion of the fair market value of all of the issued shares of the Corporation immediately before the Certificate of the Director under the Business Corporations Act (Ontario) in respect of these Articles of Amendment pursuant to which the Class B Preferred shares are issued becomes effective (and such Certificate of the Director shall, for the purposes hereof, be deemed to become effective at 1:00 p.m. on the date on which such Certificate becomes effective, or such other time on such date as is determined by the Vice-President, Treasurer of the Corporation, as evidenced by a certificate to that effect filed in the minute book of the Corporation) that the fair market value, at that time, of all the shares of

                                                                              4f

                           Rogers Telecom Inc. is of the fair market value, at that time, of all of the net assets of the Corporation, divided by,

                  (B)      100,000,000.

                  (ii)     RIGHT TO REDEEM

Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation (the "Act"), the Corporation may, upon giving notice as hereinafter provided, redeem the whole or any part of the Class B Preferred shares on payment for each such share to be redeemed of the Redemption Price therefor.

                  (iii)    PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE

The aggregate Redemption Price of all Class B Preferred shares held by a holder which are redeemed may, at the option of the Corporation, be satisfied by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the aggregate Redemption Price of all Class B Preferred shares held by the holder which are redeemed, which, save as hereinafter provided, is payable on demand, and which provides for interest after the date the promissory note is made on the unpaid principal balance at a rate equal to the rate of interest expressed as an annual rate quoted by The Toronto-Dominion Bank at its head office in Toronto, Ontario, from time to time as being its reference rate of interest (commonly known as its "prime rate") used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its Preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (Prime + 2%) per annum, calculated and, save as hereinafter provided, payable monthly, in arrears on the last date of each month. The promissory note shall provide that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly. The Corporation shall have the right to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment. The promissory note shall provide that it is issued in satisfaction of, and is for a principal amount equal to, the aggregate Redemption Price of all Class B Preferred shares held by the holder which were redeemed.

                  (iv)     LIMITATIONS ON PROMISSORY NOTE

Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities. The obligations of the Corporation under such promissory note may, however, be fully and finally satisfied by the set-off thereof against the obligations of Rogers Telecom Holdings Inc. pursuant to a demand promissory note made by Rogers Telecom Holdings Inc. in favour of the Corporation on the same date for a principal amount equal to the aggregate redemption price of the 100,000,000 First Preferred shares in the capital of Rogers Telecom Holdings Inc., as specified in the articles of incorporation of Rogers Telecom Holdings Inc., issued in satisfaction of the purchase price of all of the issued and outstanding shares of Rogers Telecom Inc.

                                                                              4g

                  (v)      PARTIAL REDEMPTION

In case a part only of then outstanding Class B Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected by lot in such manner as the directors in their discretion shall decide or, if the directors so determine, may be redeemed pro rata, disregarding fractions, and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

                  (vi)     NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS

The Corporation shall, on or before the date specified for redemption, deliver to each person who at the date of sending is a registered holder of Class B Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Class B Preferred shares. Notice may be delivered to each such shareholder at its address as it appears on the records of the Corporation or its transfer agent, provided, however, that accidental failure to deliver any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out whether the Corporation elects to satisfy the Redemption Price by the issuance of a promissory note as provided above and the date of redemption. If notice of any such redemption be delivered by the Corporation and an amount sufficient to redeem the shares has been paid to the holder of the Class B Preferred shares to be redeemed or satisfied by a promissory note, as provided in the notice of redemption, or such amount or promissory note in satisfaction thereof has been deposited with any trust company or chartered bank in Canada, as specified in the notice, on or before the date fixed for redemption, the holders thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor.

         (d)      RETRACTION PRIVILEGE

                  (i)      TENDER AND REQUEST

                           The holders of Class B Preferred shares shall be entitled to require the Corporation to redeem at any time and from time to time all or any part of the Class B Preferred shares registered in the name of such holder on the books of the Corporation by tendering to the Corporation at its head office a share certificate representing the Class B Preferred shares which the registered holder desires to have the Corporation redeem together with a request in writing specifying;

                           (A) that the registered holder desires to have the Class B Preferred shares represented by such certificate redeemed by the Corporation; and

                           (B) the business day (in this paragraph referred to as the "redemption date") on which the holder desires to have the Corporation redeem such Class B Preferred shares. Requests in writing shall specify a redemption date which shall be not less than four (4) days after the date on which the request in writing is given to the Corporation, unless the Corporation consents in writing to an earlier redemption

                                                                              4h

                                    date. The holders of any Class B Preferred shares may, with the consent of the Corporation, revoke such request prior to the redemption date. Subject to receipt of a share certificate representing the Class B Preferred shares which the registered holder desires to have the Corporation redeem together with such a request, and subject to the provisions of the Act, the Corporation shall on the redemption date, redeem such Class B Preferred shares by paying to such registered holder an amount equal to the Redemption Price.

                  (ii)     PAYMENT BY PROMISSORY NOTE

                           The aggregate Redemption Price of all Class B Preferred shares held by a holder which are to be redeemed may, at the option of the Corporation, be satisfied by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the aggregate Redemption Price of all Class B Preferred shares held by the holder which are redeemed on the terms provided in subparagraphs
                           (c)(iii) and (c)(iv) above.

                  (iii)    RIGHTS OF HOLDERS

                           From and after the redemption date, the Class B Preferred shares to be redeemed on such date shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of holders of Class B Preferred shares in respect thereof unless the Redemption Price is not paid or satisfied by a promissory note as above provided on the redemption date, in which event the rights of the holders of the said shares shall remain unaffected.

         (e)      DISCRETIONARY NON-CUMULATIVE DIVIDENDS

The holders of the Class B Preferred shares shall, in each fiscal year of the Corporation, as and when declared in the discretion of the directors, and subject to the payment of dividends on the First, Second and Third Preferred shares but always in preference and priority to any payment of dividends on the Class A Common shares for such year, be entitled to receive, subject to the provisions of the Act, non-cumulative dividends at a rate as declared by the directors from time to time. The holders of Class B Preferred shares shall not be entitled to any dividend other than or in excess of the non-cumulative dividends at the rate declared by the directors. The Corporation shall not exercise its right to redeem any Class B Preferred shares then outstanding unless all declared but unpaid dividends on the Class B Preferred shares up to the date of redemption have been paid.

         (f)      PURCHASE BY THE CORPORATION

Subject to the Act, the Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Class B Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof.

                                                                              4i

         (g)      SHARES PURCHASED OR REDEEMED TO BE CANCELLED

Class B Preferred shares which are purchased, redeemed, or otherwise acquired by the Corporation shall be cancelled, and shall not be restored to the status of authorized but unissued shares.

         (h)      LIQUIDATION, DISSOLUTION OR WINDING UP

In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Class B Preferred shares shall be entitled to receive, after the holders of the First, Second and Third Preferred shares shall have received such amounts as they are entitled to receive in such event for each share held by them, but before any distribution of any part of the assets of the Corporation among the holders of the Class A Common shares or any shares of any other class ranking junior to the Class B Preferred shares with respect to the return of capital, an amount equal to the Redemption Price for each issued and outstanding Class B Preferred share, together with an amount-equal to all declared but unpaid dividends thereon.

         (i)      VOTING RIGHTS

The holders of Class B Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Act, for any other purpose; holders of Class B Preferred shares shall, however, be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all the property of the Corporation other than in the ordinary course of business.

                                                                              4j

FIRST PREFERRED SHARES

The First Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

         (a) FIRST PREFERRED SHARES - RANKING. The First Preferred shares shall rank, with respect to both dividends and return of capital, in priority to all other shares of the Corporation but shall not confer any further right to participate in the profits or assets.

         (b)      REDEMPTION PRIVILEGE.

                  (i) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part of the First Preferred shares on payment for each such share to be redeemed of the amount of One Thousand Dollars ($1,000.00) (the "Redemption Amount"), together with an amount equal to all unpaid cumulative dividends, whether or not declared, which shall have accrued thereon and which, for such purpose shall be treated as accruing up to the date of such redemption (the Redemption Amount plus such accrued and unpaid dividends are hereinafter called the "Redemption Price").

                  (ii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE. The Redemption Price may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (2%) per annum, calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for

                                                                              4k

                           a principal sum or for a portion of the principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause (1) of this subsection (b)(ii).

                  (iii) PARTIAL REDEMPTION. In case a part only of the then outstanding First Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected by lot in such manner as the directors in their discretion shall decide or, if the directors so determine, may be redeemed pro rata, disregarding fractions, and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

                  (iv) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, at least ten (10) days before the date specified for redemption, send to each person who at the date of sending is a registered holder of First Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such First Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such First Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out the Redemption Price and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid to the holder of the First Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holders thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor.

         (c) CUMULATIVE DIVIDENDS. The holders of the First Preferred shares shall, in each fiscal year of the Corporation, in preference and priority to any payment of dividends on any other shares of the Corporation for such year, be entitled to receive, subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, fixed, cumulative cash dividends at the rate equal to the annual rate established by the Toronto-Dominion Bank from time to time as a reference rate of interest to determine the interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime") plus one and one

                                                                              4l

                  quarter percent (Prime + 1 1/4%) per annum of the Redemption Amount for such shares payable quarterly on the first day following the last day in the month of each of March, June, September and December, other than a Saturday or a Sunday, on which the main branch of The Toronto-Dominion Bank in Toronto, Ontario is open for business (each an "Established Dividend Payment Date"). Alternatively, if the directors so determine, dividends shall be payable on any day (an "Alternate Dividend Payment Date") following the immediately preceding Established Dividend Payment Date and before the next Established Dividend Payment Date. An Established Dividend Payment Date and an Alternate Dividend Payment Date are each hereinafter referred to as a "Dividend Payment Date". Dividends on the First Preferred shares shall accrue and be cumulative from the date of issue of the First Preferred shares. If on any Dividend Payment Date the dividend payable on such date is not paid in full on all of the First Preferred shares then issued and outstanding, such dividend or the unpaid part thereof shall be paid on the first date thereafter on which the Corporation shall have sufficient moneys properly applicable to the payment of same. The holders of First Preferred shares shall not be entitled to any dividend other than or in excess of the cumulative dividends at the rate hereinbefore provided for.

         (d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the First Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(ii) hereof.

         (e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the First Preferred shares shall be entitled to receive, before any distribution of any part of the assets of the Corporation among the holders of any other shares, an amount equal to the Redemption Price for each issued and outstanding First Preferred share.

         (f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the First Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation; holders of First Preferred shares shall, however, be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all the property of the Corporation other than in the ordinary course of business.

                                                                              4m

THIRD PREFERRED SHARES

The Third Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

         (a) RANKING. The Third Preferred shares shall rank, with respect to both dividends and return of capital in the event of the liquidation, dissolution or winding up of the Corporation, junior to the First Preferred shares and the Second Preferred shares and in priority to all other shares of the Corporation, including without limitation, the common shares of the Corporation, but shall not confer any further right to participate in the profits or assets of the Corporation. The rights, privileges, restrictions and conditions attaching to the Third Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Third Preferred shares "Excluded Securities" for the purposes of the:

                  (A) Second Amended and Restated Loan Agreement dated as of January 31, 2002, as amended on September 10, 2003, among the Corporation, The Toronto-Dominion Bank, as Administration Agent and certain lenders named therein;

                  (B) Indenture dated as of January 15, 1994 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank (now JPMorgan Chase Bank) re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

                  (C) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

                  (D) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $125,000,000 11% Senior Subordinated Guaranteed Debentures due 2015;

                  (E) Indenture dated as of February 5, 2002 among the Corporation and CIBC Mellon Trust Company re Cdn. $450,000,000 7.60% Senior (Secured) Second Priority Notes due 2007;

                  (F) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$350,000,000 7.875% Senior (Secured) Second
                           Priority Notes due 2012;

                                                                              4n

                  (G) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$200,000,000 8.750% Senior (Secured) Second
                           Priority Debentures due 2032;

                  (H) Indenture dated as of June 19, 2003 among the Corporation and JPMorgan Chase Bank re U.S. $350,000,000 6.25% Senior (Secured) Second Priority Notes due 2013; and

                  (I) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",

(collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

For greater certainty, no distribution of money or property shall be made on, or in connection with, the Third Preferred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the redemption of Third Preferred shares or payments made on the liquidation dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, redemption or other distribution amount made in respect of any of the Third Preferred shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

         (b)      REDEMPTION PRIVILEGE.

                  (i) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part of the Third Preferred shares on payment for each such share to be redeemed of the amount of One Thousand Dollars ($1,000.00) (the "Redemption Price").

                  (ii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE. The Redemption Price may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which,

                                                                              4o

                           subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (2%) per annum, calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for a principal sum or for a portion of the principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause (1) of this subsection (b)(ii).

                  (iii) PARTIAL REDEMPTION. In case a part only of the then outstanding Third Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected in such manner as the directors in their discretion shall decide and need not be redeemed pro rata or selected by lot.


                  (iv) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, at least one (1) day before the date specified for redemption, send to each person who at the date of sending is a registered holder of Third Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Third Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such Third Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder, provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out the Redemption Price and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner

                                                                              4p

                           aforesaid and an amount sufficient to redeem the shares has been paid (whether in cash or by promissory note, as above provided) to the holder of the Third Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holders thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor.

         (c) CUMULATIVE DIVIDENDS. The holders of the Third Preferred shares shall, in each fiscal year of the Corporation, subject to section (a) hereof and to the payment of all accrued dividends on the First Preferred shares and Second Preferred shares, but always in preference and priority to any payment of dividends on any other shares of the Corporation for such year, be entitled to receive, subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, fixed, cumulative cash dividends at the rate of nine and five-eighth percent (9.625%) per annum of the Redemption Price for such shares payable quarterly on the first day following the last day in the month of each of March, June, September and December, other than a Saturday or a Sunday, on which the main branch of The Toronto-Dominion Bank in Toronto, Ontario is open for business (each an "Established Dividend Payment Date"). Alternatively, if the directors so determine, dividends shall be payable on any day (an "Alternate Dividend Payment Date") following the immediately preceding Established Dividend Payment Date and before the next Established Dividend Payment Date. An Established Dividend Payment Date and an Alternate Dividend Payment Date are each hereinafter referred to as a "Dividend Payment Date". Dividends on the Third Preferred shares shall accrue and be cumulative from the date of issue of the Third Preferred shares. If on any Dividend Payment Date the dividend payable on such date is not paid in full on all of the Third Preferred shares then issued and outstanding, such dividend or the unpaid part thereof shall be paid on the first date thereafter on which the Corporation shall have sufficient moneys properly applicable to the payment of same. The holders of Third Preferred shares shall not be entitled to any dividend other than or in excess of the cumulative dividends at the rate hereinbefore provided for.

                  The Corporation shall not redeem or purchase for cancellation any Third Preferred shares then outstanding unless all dividends accrued on the Third Preferred shares up to the date of redemption or purchase have been declared and paid.

         (d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Third Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof (the "Purchase Price"). The Purchase Price may, at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(ii) hereof, subject to the provisions of section (a) hereof.

                                                                              4q

         (e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Third Preferred shares shall be entitled to receive, subject to section (a) hereof and after the holders of First Preferred shares and Second Preferred shares shall have received an amount equal to the redemption price for each First Preferred share and Second Preferred share held by them, but before any distribution of any part of the assets of the Corporation among the holders of any other shares, an amount equal to the Redemption Price for each issued and outstanding Third Preferred share, together with an amount equal to all unpaid cumulative dividends which shall have accrued thereon, whether or not declared, and which, for such purpose, shall be treated as accruing up to the date of such distribution.

         (f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the Third Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario); as amended from time to time, or any successor legislation; holders of Third Preferred shares shall, however, be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all the property of the Corporation other than in the ordinary course of business.

                                                                              4r

FOURTH PREFERRED SHARES

The Fourth Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

         (a) RANKING. The Fourth Preferred shares shall rank, with respect to both dividends and return of capital in the event of liquidation, dissolution or winding up of the Corporation, junior to the First Preferred shares and the Third Preferred shares and in priority to all other shares of the Corporation, including without limitation, the Class A Common and Class B Common shares, but shall not confer any further right to participate in the profits or assets of the Corporation. The rights, privileges, restrictions and conditions attaching to the Fourth Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Fourth Preferred shares "Excluded Securities" for the purposes of the:

                  (A) Second Amended and Restated Loan Agreement dated as of January 31, 2002, as amended on September 10, 2003, among the Corporation, The Toronto-Dominion Bank, as Administration Agent and certain lenders named therein;

                  (B) Indenture dated as of January 15, 1994 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank (now JPMorgan Chase Bank) re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

                  (C) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

                  (D) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $125,000,000 11% Senior Subordinated Guaranteed Debentures due 2015;

                  (E) Indenture dated as of February 5, 2002 among the Corporation and CIBC Mellon Trust Company re Cdn. $450,000,000 7.60% Senior (Secured) Second Priority Notes due 2007;

                  (F) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$350,000,000 7.875% Senior (Secured) Second
                           Priority Notes due 2012;

                                                                              4s

                  (G) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$200,000,000 8.750% Senior (Secured) Second
                           Priority Debentures due 2032;

                  (H) Indenture dated as of June 19, 2003 among the Corporation and JPMorgan Chase Bank re U.S. $350,000,000 6.25% Senior (Secured) Second Priority Notes due 2013; and

                  (I) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",

(collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

For greater certainty, no distribution of money or property shall be made on, or in connection with, the Fourth Preferred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the purchase for cancellation of Fourth Preferred shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, purchase for cancellation or other distribution amount made in respect of any of the Fourth Preferred shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

         (b)      REDEMPTION PRIVILEGE.

                  (i) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part of the Fourth Preferred shares on payment for each such share to be redeemed of the amount of One Thousand Dollars ($1,000) (the "Redemption Price").

                  (ii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE. The Redemption Price may, at the option of the Corporation, be paid and satisfied in whole

                                                                              4t

                           or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (2%) per annum, calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from tune to time, or any successor legislation) for a principal sum or for a portion of the principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause (1) of this subsection (b)(ii).

                  (iii) PARTIAL REDEMPTION. In case a part only of the then outstanding Fourth Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected in such manner as the directors in their discretion shall decide and need not be redeemed pro rata or selected by lot and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

                  (iv) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, at least one (1) day before the date specified for redemption, send to each person who at the date of sending is a registered holder of Fourth Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Fourth Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such Fourth Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder; provided,

                                                                              4u

                           however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out the Redemption Price and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid (whether in cash or by promissory note, as above provided) to the holder of the Fourth Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holder thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor and except to receive any dividends declared and payable on or before the redemption date but unpaid. If the Fourth Preferred shares are redeemed on the redemption date then from and after the redemption date such shares shall cease to be entitled to dividends, (except for any dividends declared and payable on or before the redemption date, but unpaid) and the holders thereof shall not be entitled to exercise any of the rights of holders of Fourth Preferred shares in respect thereof unless payment of the Redemption Price is not made on the redemption date, in which event the rights of the holders of the said shares shall remain unaffected.

         (c) NON-CUMULATIVE DIVIDENDS. The holders of the Fourth Preferred shares shall, in each fiscal year of the Corporation, subject to section (a) hereof and to the payment of all accrued dividends on the First Preferred shares and the Third Preferred shares, but always in preference and priority to any payment of dividends on any other shares of the Corporation for such year, including without limitation, the Class A Common and Class B Common shares, be entitled to receive, as and when declared by the directors, out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential non-cumulative cash dividends at the rate of nine and sixty-five one hundredths percent (9.65%) per annum of the Redemption Price for such shares. The directors shall be entitled from time to time to declare part of the preferential non-cumulative cash dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full. If in any fiscal year of the Corporation the directors in their discretion shall not declare the said dividend or any part thereof on the Fourth Preferred shares for such fiscal year then the rights of the holders of the Fourth Preferred shares to such dividend or undeclared part thereof for such fiscal year shall be forever extinguished. The registered holders of Fourth Preferred shares shall not be entitled to any dividends other than or in excess of the preferential non-cumulative cash dividends hereinbefore provided for. No dividends shall be declared and paid or set aside for payment on any shares of any other class of the Corporation ranking junior to the Fourth Preferred shares in any fiscal year, unless the fixed preferential non-cumulative cash dividend for such fiscal year on all Fourth Preferred shares then outstanding has been declared and paid or set aside for payment. If in any fiscal year, after the fixed preferential non-cumulative cash dividends on the Fourth Preferred shares shall have been declared and paid or set aside for payment, there shall remain any

                                                                              4v

                  profits or surplus available for dividends, such profits or surplus or any part thereof may, in the discretion of the directors, be applied to dividends on any shares of any other class of the Corporation ranking junior to the Fourth Preferred shares. If the Redemption Price is increased or decreased pursuant to section (g) hereof at any time after any dividends have been declared and paid or set aside for payment on the Fourth Preferred shares, the dividend rate applicable during the period prior to such increase or decrease in the Redemption Price in respect of which the dividends were paid or set aside for payment shall be deemed decreased or increased accordingly, and neither a registered holder of Fourth Preferred shares nor the Corporation shall have a claim against the other for either under or overpayment of dividends resulting from an increase or decrease in the Redemption Price.

         (d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Fourth Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof (the "Purchase Price"). The Purchase Price may, at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(ii) hereof, subject to the provisions of section (a) hereof.

         (e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Fourth Preferred shares shall be entitled to receive, subject to section (a) hereof, and after the holders of First Preferred shares and Third Preferred shares shall have received such amounts as they are entitled to receive in the event of the liquidation, dissolution or winding up of the Corporation, but before any distribution of any part of the assets of the Corporation among the holders of any other shares of the Corporation, including without limitation the Class A Common and Class B Common shares, an amount equal to the Redemption Price for each issued and outstanding Fourth Preferred share plus an amount equal to all dividends declared thereon and unpaid.

         (f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the Fourth Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario), as the same may from time to time be amended or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation; holders of the Fourth Preferred shares shall, however, be entitled to notice of any meeting of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all of the property of the Corporation other than in the ordinary course of business.

                                                                              4w

         (g) PRICE ADJUSTMENT. If at any time when any Fourth Preferred shares are issued and outstanding either: (a) Canada Customs and Revenue Agency determines and all of the holders of the issued and outstanding Fourth Preferred shares concur in such determination; or (b) the Corporation and the holders of the Fourth Preferred shares determine, that the aggregate fair market value of all property transferred or sold to the Corporation in exchange for Fourth Preferred shares (the "Acquired Property") is greater or less than the aggregate of the Redemption Price of all Fourth Preferred shares issued in connection with the acquisition of the Acquired Property, then the resultant deficiency or excess in the aggregate of the Redemption Price of all Fourth Preferred shares issued in connection with the acquisition of the Acquired Property shall be divided by the aggregate number of Fourth Preferred shares issued in connection with the acquisition of the Acquired Property and the Redemption Price shall be increased or decreased accordingly.

FIFTH PREFERRED SHARES

The Fifth Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

         (a) RANKING. The Fifth Preferred shares shall rank, with respect to both dividends and return of capital in the event of liquidation, dissolution or winding up of the Corporation, junior to the First Preferred shares, the Third Preferred shares and the Fourth Preferred shares and in priority to all other shares of the Corporation, including without limitation, the Class A Common and Class B Common shares, but shall not confer any further right to participate in the profits or assets of the Corporation. The rights, privileges, restrictions and conditions attaching to the Fifth Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Fifth Preferred shares "Excluded Securities" for the purposes of the:

                  (A) Second Amended and Restated Loan Agreement dated as of January 31, 2002, as amended on September 10, 2003, among the Corporation, The Toronto-Dominion Bank, as Administration Agent and certain lenders named therein;

                  (B) Indenture dated as of January 15, 1994 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank (now JPMorgan Chase Bank) re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

                  (C) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S.

                                                                              4x

                           $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

                  (D) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $125,000,000 11% Senior Subordinated Guaranteed Debentures due 2015;

                  (E) Indenture dated as of February 5, 2002 among the Corporation and CIBC Mellon Trust Company re Cdn. $450,000,000 7.60% Senior (Secured) Second Priority Notes due 2007;

                  (F) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$350,000,000 7.875% Senior (Secured) Second
                           Priority Notes due 2012;

                  (G) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$200,000,000 8.750% Senior (Secured) Second
                           Priority Debentures due 2032;

                  (H) Indenture dated as of June 19, 2003 among the Corporation and JPMorgan Chase Bank re U.S. $350,000,000 6.25% Senior (Secured) Second Priority Notes due 2013; and

                  (I) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",

(collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

For greater certainty, no distribution of money or property shall be made on, or in connection with, the Fifth Preferred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the purchase for cancellation of Fourth Preferred shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, purchase for cancellation or other distribution amount made in respect of any of the Fifth Preferred shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and

                                                                              4y

in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

         (b)      REDEMPTION PRIVILEGE.

                  (i) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part of the Fifth Preferred shares on payment for each such share to be redeemed of the amount of One Thousand Dollars ($1,000) (the "Redemption Price").

                  (ii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE. The Redemption Price may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (2%) per annum, calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for a principal sum or for a portion of the principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause (1) of this subsection (b)(ii).

                  (iii) PARTIAL REDEMPTION. In case a part only of the then outstanding Fifth Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected in such manner as the directors in their

                                                                              4z

                           discretion shall decide and need not be redeemed pro rata or selected by lot and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

                  (iv) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, at least one (1) day before the date specified for redemption, send to each person who at the date of sending is a registered holder of Fifth Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Fifth Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such Fifth Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out the Redemption Price and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid (whether in cash or by promissory note, as above provided) to the holder of the Fifth Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holder thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor and except to receive any dividends declared and payable on or before the redemption date but unpaid. If the Fifth Preferred shares are redeemed on the redemption date then from and after the redemption date such shares shall cease to be entitled to dividends, (except for any dividends declared and payable on or before the redemption date, but unpaid) and the holders thereof shall not be entitled to exercise any of the rights of holders of Fifth Preferred shares in respect thereof unless payment of the Redemption Price is not made on the redemption date, in which event the rights of the holders of the said shares shall remain unaffected.

         (c) NON-CUMULATIVE DIVIDENDS. The holders of the Fifth Preferred shares shall, in each fiscal year of the Corporation, subject to section (a) hereof and to the payment of all accrued dividends on the First Preferred shares, the Third Preferred shares and the Fourth Preferred shares, but always in preference and priority to any payment of dividends on any other shares of the Corporation for such year, including without limitation, the Class A Common and Class B Common shares, be entitled to receive, as and when declared by the directors, out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential non-cumulative cash dividends at the rate of nine and seven tenths percent (9.70%) per annum of the Redemption Price for such shares. The directors shall be entitled from time to time to declare part of the preferential non-

                                                                             4aa

                  cumulative cash dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full. If in any fiscal year of the Corporation the directors in their discretion shall not declare the said dividend or any part thereof on the Fifth Preferred shares for such fiscal year then the rights of the holders of the Fifth Preferred shares to such dividend or undeclared part thereof for such fiscal year shall be forever extinguished. The registered holders of Fifth Preferred shares shall not be entitled to any dividends other than or in excess of the preferential non-cumulative cash dividends hereinbefore provided for. No dividends shall be declared and paid or set aside for payment on any shares of any other class of the Corporation ranking junior to the Fifth Preferred shares in any fiscal year, unless the fixed preferential non-cumulative cash dividend for such fiscal year on all Fifth Preferred shares then outstanding has been declared and paid or set aside for payment. If in any fiscal year, after the fixed preferential non-cumulative cash dividends on the Fifth Preferred shares shall have been declared and paid or set aside for payment, there shall remain any profits or surplus available for dividends, such profits or surplus or any part thereof may, in the discretion of the directors, be applied to dividends on any shares of any other class of the Corporation ranking junior to the Fifth Preferred shares. If the Redemption Price is increased or decreased pursuant to section
                  (g) hereof above at any time after any dividends have been declared and paid or set aside for payment on the Fifth Preferred shares, the dividend rate applicable during the period prior to such increase or decrease in the Redemption Price in respect of which the dividends were paid or set aside for payment shall be deemed decreased or increased accordingly, and neither a registered holder of Fifth Preferred shares nor the Corporation shall have a claim against the other for either under or overpayment of dividends resulting from an increase or decrease in the Redemption Price.

         (d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Fifth Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof (the "Purchase Price"). The Purchase Price may, at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(ii) hereof, subject to the provisions of section (a) hereof.

         (e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Fifth Preferred shares shall be entitled to receive, subject to section (a) hereof, and after the holders of First Preferred shares, Third Preferred shares and Fourth Preferred shares shall have received such amounts as they are entitled to receive in the event of the liquidation, dissolution or winding up of the Corporation, but before any distribution of any part of the assets of the Corporation among the holders of any other shares of the Corporation, including without limitation the Class A Common and Class B Common shares, an amount equal to the Redemption Price for each issued and outstanding Fifth Preferred share plus an amount equal to all dividends declared thereon and unpaid.

                                                                             4bb

         (f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the Fifth Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario), as the same may from time to time be amended or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation; holders of the Fifth Preferred shares shall, however, be entitled to notice of any meeting of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all of the property of the Corporation other than in the ordinary course of business.

         (g) PRICE ADJUSTMENT. If at any time when any Fifth Preferred shares are issued and outstanding either: (a) Canada Customs and Revenue Agency determines and all of the holders of the issued and outstanding Fifth Preferred shares concur in such determination; or (b) the Corporation and the holders of the Fifth Preferred shares determine, that the aggregate fair market value of all property transferred or sold to the Corporation in exchange for Fifth Preferred shares (the "Acquired Property") is greater or less than the aggregate of the Redemption Price of all Fifth Preferred shares issued in connection with the acquisition of the Acquired Property, then the resultant deficiency or excess in the aggregate of the Redemption Price of all Fifth Preferred shares issued in connection with the acquisition of the Acquired Property shall be divided by the aggregate number of Fifth Preferred shares issued in connection with the acquisition of the Acquired Property and the Redemption Price shall be increased or decreased accordingly.

                                                                             4cc

SIXTH PREFERRED SHARES

The Sixth Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

         (a) RANKING. The Sixth Preferred shares shall rank, with respect to both dividends and return of capital in the event of liquidation, dissolution or winding up of the Corporation, junior to the First Preferred shares, the Third Preferred shares, the Fourth Preferred shares and the Fifth Preferred shares and in priority to all other shares of the Corporation, including without limitation, the Class A Common and Class B Common shares, but shall not confer any further right to participate in the profits or assets of the Corporation. The rights, privileges, restrictions and conditions attaching to the Sixth Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Sixth Preferred shares "Excluded Securities" for the purposes of the:

                  (A) Second Amended and Restated Loan Agreement dated as of January 31, 2002, as amended on September 10, 2003, among the Corporation, The Toronto-Dominion Bank, as Administration Agent and certain lenders named therein;

                  (B) Indenture dated as of January 15, 1994 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank (now JPMorgan Chase Bank) re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

                  (C) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

                  (D) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $125,000,000 11% Senior Subordinated Guaranteed Debentures due 2015;

                  (E) Indenture dated as of February 5, 2002 among the Corporation and CIBC Mellon Trust Company re Cdn. $450,000,000 7.60% Senior (Secured) Second Priority Notes due 2007;

                  (F) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$350,000,000 7.875% Senior (Secured) Second
                           Priority Notes due 2012;

                                                                             4dd

                  (G) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$200,000,000 8.750% Senior (Secured) Second
                           Priority Debentures due 2032;

                  (H) Indenture dated as of June 19, 2003 among the Corporation and JPMorgan Chase Bank re U.S. $350,000,000 6.25% Senior (Secured) Second Priority Notes due 2013; and

                  (I) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",

(collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

For greater certainty, no distribution of money or property shall be made on, or in connection with, the Sixth Preferred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the purchase for cancellation of Sixth Preferred shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, purchase for cancellation or other distribution amount made in respect of any of the Sixth Preferred shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

         (b)      REDEMPTION PRIVILEGE.

                  (i) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part of the Sixth Preferred shares on payment for each such share to be redeemed of the amount of One Thousand Dollars ($1,000) (the "Redemption Price").

                  (ii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE. The Redemption Price may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or

                                                                             4ee

                           such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (2%) per annum, calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for a principal sum or for a portion of the principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause (1) of this subsection (b)(ii).

                  (iii) PARTIAL REDEMPTION. In case a part only of the then outstanding Sixth Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected in such manner as the directors in their discretion shall decide and need not be redeemed pro rata or selected by lot and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

                  (iv) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, at least one (1) day before the date specified for redemption, send to each person who at the date of sending is a registered holder of Sixth Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Sixth Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such Sixth Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder, provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice

                                                                             4ff

                           shall set out the Redemption Price and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid (whether in cash or by promissory note, as above provided) to the holder of the Sixth Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holder thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor and except to receive any dividends declared and payable on or before the redemption date but unpaid. If the Sixth Preferred shares are redeemed on the redemption date then from and after the redemption date such shares shall cease to be entitled to dividends, (except for any dividends declared and payable on or before the redemption date, but unpaid) and the holders thereof shall not be entitled to exercise any of the rights of holders of Sixth Preferred shares in respect thereof unless payment of the Redemption Price is not made on the redemption date, in which event the rights of the holders of the said shares shall remain unaffected.

         (c) NON-CUMULATIVE DIVIDENDS. The holders of the Sixth Preferred shares shall, in each fiscal year of the Corporation, subject to section (a) hereof and to the payment of all accrued dividends on the First Preferred shares, the Third Preferred shares, the Fourth Preferred shares and the Fifth Preferred shares, but always in preference and priority to any payment of dividends on any other shares of the Corporation for such year, including without limitation, the Class A Common and Class B Common shares, be entitled to receive, as and when declared by the directors, out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential non-cumulative cash dividends at the rate of nine and seventy-five one hundredths percent (9.75%) per annum of the Redemption Price for such shares. The directors shall be entitled from time to time to declare part of the preferential non-cumulative cash dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full. If in any fiscal year of the Corporation the directors in their discretion shall not declare the said dividend or any part thereof on the Sixth Preferred shares for such fiscal year then the rights of the holders of the Sixth Preferred stares to such dividend or undeclared part thereof for such fiscal year shall be forever extinguished. The registered holders of Sixth Preferred shares shall not be entitled to any dividends other than or in excess of the preferential non-cumulative cash dividends hereinbefore provided for. No dividends shall be declared and paid or set aside for payment on any shares of any other class of the Corporation ranking junior to the Sixth Preferred shares in any fiscal year, unless the fixed preferential non-cumulative cash dividend for such fiscal year on all Sixth Preferred shares then outstanding has been declared and paid or set aside for payment. If in any fiscal year, after the fixed preferential non-cumulative cash dividends on the Sixth Preferred shares shall have been declared and paid or set aside for payment, there shall remain any profits or surplus available for dividends, such profits or surplus or any part thereof may, in the discretion of the

                                                                             4gg

                  directors, be applied to dividends on any shares of any other class of the Corporation ranking junior to the Sixth Preferred shares. If the Redemption Price is increased or decreased pursuant to section (g) hereof above at any time after any dividends have been declared and paid or set aside for payment on the Sixth Preferred shares, the dividend rate applicable during the period prior to such increase or decrease in the Redemption Price in respect of which the dividends were paid or set aside for payment shall be deemed decreased or increased accordingly, and neither a registered holder of Sixth Preferred shares nor the Corporation shall have a claim against the other for either under or overpayment of dividends resulting from an increase or decrease in the Redemption Price.

         (d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Sixth Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof (the "Purchase Price"). The Purchase Price may, at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(ii) hereof, subject to the provisions of section (a) hereof.

         (e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Sixth Preferred shares shall be entitled to receive, subject to section (a) hereof, and after the holders of First Preferred shares, Third Preferred shares, Fourth Preferred shares and Fifth Preferred shares shall have received such amounts as they are entitled to receive in the event of the liquidation, dissolution or winding up of the Corporation, but before any distribution of any part of the assets of the Corporation among the holders of any other shares of the Corporation, including without limitation the Class A Common and Class B Common shares, an amount equal to the Redemption Price for each issued and outstanding Sixth Preferred share plus an amount equal to all dividends declared thereon and unpaid.

         (f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the Sixth Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario), as the same may from time to time be amended or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation; holders of the Sixth Preferred shares shall, however, be entitled to notice of any meeting of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all of the property of the Corporation other than in the ordinary course of business.

                                                                             4hh

         (g) PRICE ADJUSTMENT. If at any time when any Sixth Preferred shares are issued and outstanding either: (a) Canada Customs and Revenue Agency determines and all of the holders of the issued and outstanding Sixth Preferred shares concur in such determination; or (b) the Corporation and the holders of the Sixth Preferred shares determine, that the aggregate fair market value of all property transferred or sold to the Corporation in exchange for Sixth Preferred shares (the "Acquired Property") is greater or less than the aggregate of the Redemption Price of all Sixth Preferred shares issued in connection with the acquisition of the Acquired Property, then the resultant deficiency or excess in the aggregate of the Redemption Price of all Sixth Preferred shares issued in connection with the acquisition of the Acquired Property shall be divided by the aggregate number of Sixth Preferred shares issued in connection with the acquisition of the Acquired Property and the Redemption Price shall be increased or decreased accordingly.

                                                                             4ii

SEVENTH PREFERRED SHARES

The Seventh Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

         (a) RANKING. The Seventh Preferred shares shall rank, with respect to both dividends and return of capital in the event of liquidation, dissolution or winding up of the Corporation, junior to the First Preferred shares, the Third Preferred shares, the Fourth Preferred shares, the Fifth Preferred shares and the Sixth Preferred shares and in priority to all other shares of the Corporation, including without limitation, the Class A Common and Class B Common shares, but shall not confer any further right to participate in the profits or assets of the Corporation. The rights, privileges, restrictions and conditions attaching to the Seventh Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Seventh Preferred shares "Excluded Securities" for the purposes of the:

                  (A) Second Amended and Restated Loan Agreement dated as of January 31, 2002, as amended on September 10, 2003, among the Corporation, The Toronto-Dominion Bank, as Administration Agent and certain lenders named therein;

                  (B) Indenture dated as of January 15, 1994 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank (now JPMorgan Chase Bank) re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

                  (C) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

                  (D) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $125,000,000 11% Senior Subordinated Guaranteed Debentures due 2015;

                  (E) Indenture dated as of February 5, 2002 among the Corporation and CIBC Mellon Trust Company re Cdn. $450,000,000 7.60% Senior (Secured) Second Priority Notes due 2007;

                  (F) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$350,000,000 7.875% Senior (Secured) Second
                           Priority Notes due 2012;

                                                                             4jj

                  (G) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$200,000,000 8.750% Senior (Secured) Second
                           Priority Debentures due 2032;

                  (H) Indenture dated as of June 19, 2003 among the Corporation and JPMorgan Chase Bank re U.S. $350,000,000 6.25% Senior (Secured) Second Priority Notes due 2013; and

                  (I) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",

(collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

For greater certainty, no distribution of money or property shall be made on, or in connection with, the Seventh Preferred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the purchase for cancellation of Seventh Preferred shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, purchase for cancellation or other distribution amount made in respect of any of the Seventh Preferred shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

         (b)      REDEMPTION PRIVILEGE.

                  (i) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part of the Seventh Preferred shares on payment for each such share to be redeemed of the amount of One Thousand Dollars ($1,000) as adjusted in accordance with section (g) hereof (the "Redemption Price").

                  (ii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE. The Redemption Price may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or

                                                                             4kk

                           such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (2%) per annum, calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for a principal sum or for a portion of the principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause (1) of this subsection (b)(ii).

                  (iii) PARTIAL REDEMPTION. In case a part only of the then outstanding Seventh Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected in such manner as the directors in their discretion shall decide and need not be redeemed pro rata or selected by lot and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

                  (iv) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, at least one (1) day before the date specified for redemption, send to each person who at the date of sending is a registered holder of Seventh Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Seventh Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such Seventh Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such

                                                                             4ll

                           notice shall set out the Redemption Price and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid (whether in cash or by promissory note, as above provided) to the holder of the Seventh Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holder thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor and except to receive any dividends declared and payable on or before the redemption date but unpaid. If the Seventh Preferred shares are redeemed on the redemption date then from and after the redemption date such shares shall cease to be entitled to dividends, (except for any dividends declared and payable on or before the redemption date, but unpaid) and the holders thereof shall not be entitled to exercise any of the rights of holders of Seventh Preferred shares in respect thereof unless payment of the Redemption Price is not made on the redemption date, in which event the rights of the holders of the said shares shall remain unaffected.

         (c) NON-CUMULATIVE DIVIDENDS. The holders of the Seventh Preferred shares shall, in each fiscal year of the Corporation, subject to section (a) hereof and to the payment of all accrued dividends on the First Preferred shares, the Third Preferred shares, the Fourth Preferred shares, the Fifth Preferred shares and Sixth Preferred shares but always in preference and priority to any payment of dividends on any other shares of the Corporation for such year, including without limitation, the Class A Common and Class B Common shares, be entitled to receive, as and when declared by the directors, out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential non-cumulative cash dividends at the rate of nine and eighty one hundredths percent (9.80%) per annum of the Redemption Price for such shares. The directors shall be entitled from time to time to declare part of the preferential non-cumulative cash dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full. If in any fiscal year of the Corporation the directors in their discretion shall not declare the said dividend or any part thereof on the Seventh Preferred shares for such fiscal year then the rights of the holders of the Seventh Preferred shares to such dividend or undeclared part thereof for such fiscal year shall be forever extinguished. The registered holders of Seventh Preferred shares shall not be entitled to any dividends other than or in excess of the preferential non-cumulative cash dividends hereinbefore provided for. No dividends shall be declared and paid or set aside for payment on any shares of any other class of the Corporation ranking junior to the Seventh Preferred shares in any fiscal year, unless the fixed preferential non-cumulative cash dividend for such fiscal year on all Seventh Preferred shares then outstanding has been declared and paid or set aside for payment. If in any fiscal year, after the fixed preferential non-cumulative cash dividends on the Seventh Preferred shares shall have been declared and paid or set aside for payment, there shall remain any profits or surplus available for dividends, such profits or surplus or any part

                                                                             4mm

                  thereof may, in the discretion of the directors, be applied to dividends on any shares of any other class of the Corporation ranking junior to the Seventh Preferred shares. If the Redemption Price is increased or decreased pursuant to section
                  (g) hereof above at any time after any dividends have been declared and paid or set aside for payment on the Seventh Preferred shares, the dividend rate applicable during the period prior to such increase or decrease in the Redemption Price in respect of which the dividends were paid or set aside for payment shall be deemed decreased or increased accordingly, and neither a registered holder of Seventh Preferred shares nor the Corporation shall have a claim against the other for either under or overpayment of dividends resulting from an increase or decrease in the Redemption Price.

         (d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Seventh Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof (the "Purchase Price"). The Purchase Price may, at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(ii) hereof, subject to the provisions of section (a) hereof.

         (e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Seventh Preferred shares shall be entitled to receive, subject to section (a) hereof, and after the holders of First Preferred shares, Third Preferred shares, Fourth Preferred shares, Fifth Preferred shares and Sixth Preferred shares shall have received such amounts as they are entitled to receive in the event of the liquidation, dissolution or winding up of the Corporation, but before any distribution of any part of the assets of the Corporation among the holders of any other shares of the Corporation, including without limitation the Class A Common and Class B Common shares, an amount equal to the Redemption Price for each issued and outstanding Seventh Preferred share plus an amount equal to all dividends declared thereon and unpaid.

         (f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the Seventh Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario), as the same may from time to time be amended or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to tune, or any successor legislation; holders of the Seventh Preferred shares shall, however, be entitled to notice of any meeting of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all of the property of the Corporation other than in the ordinary course of business.

                                                                             4nn

         (g)      PRICE ADJUSTMENT.

                  (i) If at any time and from time to time when any Seventh Preferred shares are issued and outstanding either:
                           (a) Canada Customs and Revenue Agency determines and all of the holders of the issued and outstanding Seventh Preferred shares concur in such determination; or (b) the Corporation and the holders of the Seventh Preferred shares determine; that the aggregate fair market value of all property transferred or sold to the Corporation in exchange for Seventh Preferred shares (the "Acquired Property") is greater or less than the aggregate of the Redemption Price of all Seventh Preferred shares issued in connection with the acquisition of the Acquired Property (and, for greater certainty, an adjustment to the purchase price of the Acquired Property pursuant to the agreement of purchase and sale between the Corporation and the holders of the Seventh Preferred shares from which the Corporation acquired the Acquired Property to the extent pursuant to the terms of such agreement is to be satisfied in accordance with this subsection shall constitute such a determination by the Corporation and the holders of the Seventh Preferred shares), then the resultant deficiency or excess in the aggregate of the Redemption Price of all Seventh Preferred shares issued in connection with the acquisition of the Acquired Property shall be divided by the aggregate number of Seventh Preferred shares issued in connection with the acquisition of the Acquired Property and the Redemption Price shall be increased or decreased accordingly. For greater certainty, multiple adjustments to the Redemption Price are permitted under this subsection and all such adjustments shall be cumulative.

                  (ii) In the event that none or only some (but not all) of the Seventh Preferred shares issued in connection with the acquisition of the Acquired Property are issued and outstanding and the Redemption Price is increased or decreased pursuant to subsection
                           (g)(i) hereof then the amount of the increase or decrease in the aggregate fair market value of the Acquired Property, less the aggregate of the adjustments to the Redemption Price of the Seventh Preferred shares, if any, then issued and outstanding arising as a consequence of such determination, shall be, in the case of an excess, a debt of the Corporation payable to the holder of such Seventh Preferred shares and in the case of a deficiency, a debt of the holder payable to the Corporation, in either case on demand, bearing interest at Prime plus two percent (2%) per annum, calculated and payable monthly in arrears on the last day of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly.

                  (iii) Notwithstanding the foregoing, in the event that the Seventh Preferred shares, or any of them, shall have been redeemed for a Redemption Price paid by means of a promissory note issued by the Corporation or assigned

                                                                             4oo

                           and transferred by the Corporation (as provided in subsection (b)(ii) hereof) containing provisions adjusting the principal amount thereof downwards by an amount equal to the amount of such deficiency or upwards by an amount equal to the amount of such excess, then in such event, such adjustment provision shall be deemed to satisfy in full the adjustment of the applicable purchase price and the debt payable by the Corporation to the holder or the holder to the Corporation as the case may be, hereinbefore provided.

                                                                             4pp

EIGHTH PREFERRED SHARES

The Eighth Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

         (a) RANKING. The Eighth Preferred shares shall rank, with respect to both dividends and return of capital in the event of liquidation, dissolution or winding up of the Corporation, junior to the First Preferred shares, the Third Preferred shares, the Fourth Preferred shares, the Fifth Preferred shares, the Sixth Preferred shares and the Seventh Preferred shares and in priority to all other shares of the Corporation, including without limitation, the Class A Common and Class B Common shares, but shall not confer any further right to participate in the profits or assets of the Corporation. The rights, privileges, restrictions and conditions attaching to the Eighth Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Eighth Preferred shares "Excluded Securities" for the purposes of the:

                  (A) Second Amended and Restated Loan Agreement dated as of January 31, 2002, as amended on September 10, 2003, among the Corporation, The Toronto-Dominion Bank, as Administration Agent and certain lenders named therein;

                  (B) Indenture dated as of January 15, 1994 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank (now JPMorgan Chase Bank) re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

                  (C) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

                  (D) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $125,000,000 11% Senior Subordinated Guaranteed Debentures due 2015;

                  (E) Indenture dated as of February 5, 2002 among the Corporation and CIBC Mellon Trust Company re Cdn. $450,000,000 7.60% Senior (Secured) Second Priority Notes due 2007;

                  (F) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$350,000,000 7.875% Senior (Secured) Second
                           Priority Notes due 2012;

                                                                             4qq

                  (G) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$200,000,000 8.750% Senior (Secured) Second
                           Priority Debentures due 2032;

                  (H) Indenture dated as of June 19, 2003 among the Corporation and JPMorgan Chase Bank re U.S. $350,000,000 6.25% Senior (Secured) Second Priority Notes due 2013; and

                  (I) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",

(collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

For greater certainty, no distribution of money or property shall be made on, or in connection with, the Eighth Preferred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the purchase for cancellation of Eighth Preferred shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, purchase for cancellation or other distribution amount made in respect of any of the Eighth Preferred shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

         (b)      REDEMPTION PRIVILEGE.

                  (i) REDEMPTION PRICE. Subject to any adjustment pursuant to section (g) hereof, the "Redemption Price" in respect of each Eighth Preferred share shall be an amount equal to the fair market value of all of the consideration for which Eighth Preferred shares are issued as at the time such Eighth Preferred shares are issued, as determined by the directors of the Corporation, divided by the number of Eighth Preferred shares so issued.

                  (ii) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part

                                                                             4rr

                           of the Eighth Preferred shares on payment for each such share to be redeemed of the Redemption Price therefor.

                  (iii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE OR BY CLASS B DEPOSIT RECEIPTS OF AT&T CANADA INC. The aggregate Redemption Price of all Eighth Preferred shares of a holder which are redeemed may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus six percent (6%) per annum, which interest will commence on the day following the date of issuance of such promissory note and will be calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for a principal sum or for a portion of the principal sum equal to the aggregate Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the aggregate Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause (1) of this subsection (b)(iii); or (3) by the transfer by the Corporation to the holder of a portion of the Class B Deposit Receipts of AT&T Canada Inc. (the "Deposit Receipts") transferred to the Corporation in connection with the issuance of Eighth Preferred shares, equal to the portion of such Eighth Preferred shares which are to be redeemed.

                  (iv) PARTIAL REDEMPTION. In case a part only of the then outstanding Eighth Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected in such manner as the directors in their discretion shall decide and need not be redeemed pro rata or selected by

                                                                             4ss

                           lot and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

                  (v) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, on or before the date specified for redemption, send to each person who at the date of sending is a registered holder of Eighth Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Eighth Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such Eighth Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out the amount determined by the directors of the Corporation as the aggregate Redemption Price of the Eighth Preferred shares so redeemed and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid (whether in cash or by promissory note or by the transfer of the Deposit Receipts as above provided) to the holder of the Eighth Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holder thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor and except to receive any dividends declared and payable on or before the redemption date but unpaid. If the Eighth Preferred shares are redeemed on the redemption date then from and after the redemption date such shares shall cease to be entitled to dividends, (except for any accrued and unpaid dividends on such shares) and the holders thereof shall not be entitled to exercise any of the rights of holders of Eighth Preferred shares in respect thereof unless payment of the Redemption Price is not made on the redemption date, in which event the rights of the holders of the said shares shall remain unaffected.

         (c) CUMULATIVE DIVIDENDS. The holders of the Eighth Preferred shares shall, in each fiscal year of the Corporation, subject to section (a) hereof and to the payment of all accrued dividends on the First Preferred shares, the Third Preferred shares, the Fourth Preferred shares, the Fifth Preferred shares, the Sixth Preferred shares and the Seventh Preferred shares, but always in preference and priority to any payment of dividends on any other shares of the Corporation for such year, including without limitation, the Class A Common and Class B Common shares, be entitled to receive, subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, fixed, cumulative cash dividends at the rate of eight percent (8%) per annum of the

                                                                             4tt

                  Redemption Price for such shares payable quarterly on the first day following the last day in the month of each of March, June, September and December, other than a Saturday or a Sunday, on which the main branch of The Toronto-Dominion Bank in Toronto, Ontario is open for business (each an "Established Dividend Payment Date"). Alternatively, if the directors so determine dividends shall be payable on any day (an "Alternate Dividend Payment Date") following the immediately preceding Established Dividend Payment Date and before the next Established Dividend Payment Date. An Established Dividend Payment Date and an Alternate Dividend Payment Date are each hereinafter referred to as a "Dividend Payment Date". Dividends on the Eighth Preferred shares shall accrue on a daily basis from the day following the date of issuance. If on any Dividend Payment Date the dividend payable on such date is not paid in full on all of the Eighth Preferred shares then issued and outstanding, such dividend or the unpaid part thereof shall be paid on the first date thereafter on which the Corporation shall have sufficient moneys properly applicable to the payment of same. The holders of the Eighth Preferred shares shall not be entitled to any dividend other than or in excess of the cumulative dividends at the rate hereinbefore provided for. If the Redemption Price is increased or decreased pursuant to section (g) hereof at any time after any dividends have been declared and paid or set aside for payment on the Eighth Preferred shares, the dividend rate applicable during the period prior to such increase or decrease in the Redemption Price in respect of which the dividends were paid or set aside for payment shall be deemed decreased or increased accordingly, and neither a registered holder of Eighth Preferred shares nor the Corporation shall have a claim against the other for either under or overpayment of dividends resulting from an increase or decrease in the Redemption Price.

                  The Corporation shall not redeem or purchase for cancellation any Eighth Preferred shares then outstanding unless all dividends accrued on the Eighth Preferred shares up to the date of redemption or purchase have been paid.

                  The Corporation shall not call for redemption or redeem or purchase for cancellation or make any capital distribution in respect of or otherwise pay off or retire any shares of the Corporation ranking on a parity with or junior to the Eighth Preferred shares unless all dividends on the Eighth Preferred shares up to and including the dividend payable on the immediately preceding Dividend Payment Date shall have been declared and paid or set aside for payment at the date of such call for redemption, redemption, purchase, distribution, retirement or other payment off.

         (d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Eighth Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof (the "Purchase Price"). The Purchase Price may, at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(iii) hereof.

                                                                             4uu

         (e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Eighth Preferred shares shall be entitled to receive, subject to section (a) hereof, and after the holders of First Preferred shares, Third Preferred shares, Fourth Preferred shares, Fifth Preferred shares, Sixth Preferred shares and Seventh Preferred shares shall have received such amounts as they are entitled to receive in the event of the liquidation, dissolution or winding up of the Corporation, but before any distribution of any part of the assets of the Corporation among the holders of any other shares of the Corporation, including without limitation the Class A Common and Class B Common shares, an amount equal to the Redemption Price for each issued and outstanding Eighth Preferred share plus an amount equal to the accrued and unpaid dividends thereon.

         (f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the Eighth Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario), as the same may from time to time be amended or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation; holders of the Eighth Preferred shares shall, however, be entitled to notice of any meeting of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all of the property of the Corporation other than in the ordinary course of business.

         (g)      PRICE ADJUSTMENT

                  (i) If at any time and from time to time when any Eighth Preferred shares are issued and outstanding either:
                           (a) Canada Customs and Revenue Agency determines and the directors of the Corporation and all of the holders of the issued and outstanding Eighth Preferred shares concur in such determination; or (b) the Corporation, the directors of the Corporation and the holders of the Eighth Preferred shares determine; that the aggregate fair market value of all property transferred or sold to the Corporation in exchange for Eighth Preferred shares (the "Acquired Property") is greater or less than the fair market value of the Acquired Property as determined by the board of directors at the time of the acquisition of the Acquired Property as contemplated by subsection
                           (b)(i) hereof, or as most recently redetermined under this section (g) then the resultant excess or deficiency, as the case may be, shall be divided by the aggregate number of Eighth Preferred shares issued in connection with the acquisition of the Acquired Property and the Redemption Price shall be increased or decreased accordingly. For greater certainty, multiple adjustments to the Redemption Price are permitted under this subsection and all such adjustments shall be cumulative.

                                                                             4vv

                  (ii) In the event that none or only some (but not all) of the Eighth Preferred shares issued in connection with the acquisition of the Acquired Property are issued and outstanding and the Redemption Price is increased or decreased pursuant to subsection (g)(i) hereof then the amount of the increase or decrease in the aggregate fair market value of the Acquired Property, less the aggregate of the adjustments to the Redemption Price of the Eighth Preferred shares, if any, then issued and outstanding arising as a consequence of such determination, shall be, in the case of an excess, a debt of the Corporation payable to the holder of such Eighth Preferred shares and in the case of a deficiency, a debt of the holder payable to the Corporation, in either case on demand, bearing interest at Prime plus six percent (6%) per annum, calculated and payable monthly in arrears on the last day of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly.

                  (iii) Notwithstanding subsection (g)(ii), in the event that the Redemption Price for any Eighth Preferred shares redeemed shall have been satisfied by means of a promissory note issued by the Corporation or assigned and transferred by the Corporation (as provided in subsection (b)(iii) hereof) providing for the adjustment of the principal amount thereof downwards by an amount equal to the amount of the deficiency or upwards by an amount equal to the amount of the excess, then in such event, the note as adjusted shall be deemed to satisfy in full the adjustment of the applicable purchase price and the debt payable by the Corporation to the holder or the holder to the Corporation as the case may be, hereinbefore provided in subsection (g)(ii) hereof.

                  (iv) Each time a change is made to the Redemption Price pursuant to this section (g), a certificate of an officer of the Corporation, stating such new Redemption Price, shall be prepared and inserted in the minute book of the Corporation.

9.   The issue, transfer or ownership    Lemission, letransfert ou la propriete
     of shares is/is not restricted and  dactions estlnest pas restreinte. Les
     the restrictions (if any) are as    restrictions, sily a lieu, sont les
     follows:                            suivantes:

     The right to transfer shares of the Corporation shall be restricted in that no shareholder shall be entitled to transfer any share or shares of the Corporation without either:

     (a)the express sanction of the holders of more than 50% of the common shares of the Corporation for the time being outstanding expressed by a resolution passed at a meeting of the shareholders of the Corporation or by an instrument or instruments in writing signed by the holders of more than 50% of such shares; or

     (b)the express sanction of the directors of the Corporation expressed by a resolution passed by the votes of a majority of directors of the Corporation at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors.

10.  Other provisions, (if any): Autres dispositions, sily a lieu.

     (a) The board of directors may from time to time, without authorization of the shareholders:

         (i) borrow money upon the credit of the Corporation;

         (ii) issue, reissue, sell or pledge debt obligations of the Corporation;

         (iii) subject to the Business Corporations Act, give a guarantee on behalf of the Corporation to secure performance of an obligation of any person; and

         (iv) mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation.

     Nothing in this subparagraph (a) limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

     The board of directors may from time to time by resolution delegate any or all of the powers referred to above to a director, a committee of directors or an officer.

     For greater certainty, but without in any way limiting the powers conferred on the board of directors hereunder, for the purpose of clause (iv) of this subparagraph (a), "property" shall include and be deemed to include, without limitation, both movable and immovable property.

     (b) The number of shareholders, exclusive of persons who are in the employment of the Corporation and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after termination of that employment to be, shareholders of the Corporation, is limited to not more than fifty, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

11.  The statements required by          Les declarations exigees aux termes du
     subsection 178(2) of the Business   paragraphe 178(2) de la Loi sur les
     Corporations Act are attached as    compagnies constituent I'annexe "A".
     Schedule "A".

12.  A copy of the amalgamation          Une copie de la convention de fusion ou
     agreement or directors resolutions  les resolutions des administrateurs
     (as the case may be) is/are         (selon le cas) constitue(nt) I'
     attached as Scheduled "B".           annexe "B".

     These articles are signed in        Les presents statuts sont signes en
     duplicate.                          double exemplaire.

     Names of the amalgamating           Denomination sociale des compagnies qui
     corporations and signatures and     fusionnent, signature at fonction de
     descriptions of office of their     leurs dirigeants regulierement
     proper officers.                    designes.

     ROGERS CABLE INC.

     Per:/s/ M. Lorraine Daly
         -----------------------------
     Name:  M. Lorraine Daly
     Title: V. P. Treasurer

     Per:/s/ David P. Miller
         -----------------------------
     Name:   David P. Miller
     Title:  V. P. General Counsel + Secretary

     1443358 ONTARIO INC.

     Per:/s/ M. Lorraine Daly
         -----------------------------
     Name:   M. Lorraine Daly
     Title:  V. P. Treasurer

     Per:/s/ David P. Miller
         -----------------------------
     Name:   David P. Miller
     Title:  V. P. General Counsel + Secretary

                   SCHEDULE "A" TO ARTICLES OF AMALGAMATION OF

                                ROGERS CABLE INC.

                              STATEMENT OF OFFICER

The undersigned, DAVID P. MILLER, the Vice-President, General Counsel and Secretary of each of ROGERS CABLE INC. and 1443358 ONTARIO INC., the amalgamating corporations referred to in the Articles of Amalgamation to which this schedule is attached as Schedule "A", hereby states that:

1. there are reasonable grounds for believing that each of ROGERS CABLE INC. and 1443358 ONTARIO INC. is, and the amalgamated corporation will be, able to pay its liabilities as they become due and the realizable value of the amalgamated corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes;

2. there are reasonable grounds for believing that no creditor of ROGERS CABLE INC. or 1443358 ONTARIO INC. will be prejudiced by the amalgamation;

3. no creditors of ROGERS CABLE INC. or 1443358 ONTARIO INC. have notified the Corporation that they object to the amalgamation and therefore clause 178(2)(c) of the Business Corporations Act (Ontario) (the "Act") is not applicable; and

4. with respect to clause 178(2)(d) of the Act this clause is not applicable in light of the statement made in reference to clause 178(2)(c) of the Act.

DATED the 31st day of December, 2003.

/s/ DAVID P. MILLER
-----------------------------
DAVID P. MILLER

                                  SCHEDULE "B"

THIS AMALGAMATION AGREEMENT made as of the 31st day of December, 2003.

BETWEEN:

         ROGERS CABLE INC.,
         a corporation existing under the laws of the Province of Ontario

         (hereinafter called "Cable")

                                                        OF THE FIRST PART;

         - and-

         1443358 ONTARIO INC.,
         a corporation existing under the laws of the Province of Ontario

        (hereinafter called "144")

                                                        OF THE SECOND PART.

WHEREAS Cable and 144 were incorporated under the Business Corporations Act (Ontario) (the "Act"), or predecessors of that legislation and are governed by the Act;

AND WHEREAS Cable and 144, acting under the authority contained in the Act, have agreed to amalgamate upon the terms and conditions hereinafter set out;

AND WHEREAS Cable and 144 have each made full disclosure to one another of all their respective assets and liabilities;

AND WHEREAS:

         (a) at 10:00 a.m. on the date hereof Cable sold 1,000,000 Fourth Preferred shares (the "Ontario Shares") of Rogers Cablesystems Ontario Limited ("Ontario") to 144 and 144 satisfied the purchase price therefor by the issuance of 1,000,000 Common shares to Cable (the "Cable Payment Shares");

         (b) at 10:01 a.m. on the date hereof Ontario sold 100,000 Common shares of Rogers Ottawa Limited/Limitee and 1,000 Common shares of Rogers Cablesystems Georgian Bay Limited to 144 and 144 satisfied the purchase price therefor by the issuance of 1 First Preferred share to Ontario (the "Ontario Payment Share");

         (c) at 10:03 a.m. on the date hereof 144 redeemed the Ontario Payment Share and satisfied the redemption price therefor by the issuance of a demand promissory note to Ontario (the "144 Note") and Ontario redeemed the Ontario Shares and satisfied the redemption price therefor by the issuance of a demand promissory note to 144 (the "Ontario Note");

         (d) at 10:04 a.m. on the date hereof 144 and Ontario satisfied their respective obligations under the 144 Note and the Ontario Note one against the other;

         (e) at 10:30 a.m. on the date hereof Cable sold substantially all of its property and assets to Rogers Cable Communications Inc.;

         (collectively, the "Transactions")

AND WHEREAS the authorized capital of Cable consists of an unlimited number of Class A Common shares, an unlimited number of Class B Common shares, 100,000,000 Class B Preferred shares, an unlimited number of First Preferred shares, an unlimited number of Third Preferred shares, an unlimited number of Fourth Preferred shares, an unlimited number of Fifth Preferred shares, an unlimited number of Sixth Preferred shares, an unlimited number of Seventh Preferred shares and an unlimited number of Eighth Preferred shares of which 100,000,000 Class A Common shares, 118,166,003 Class B Common shares, 306,904 Fourth Preferred shares and 151,800 Seventh Preferred shares have been issued and are outstanding as fully paid and nonassessable;

AND WHEREAS the authorized capital of 144 consists of an unlimited number of common shares and an unlimited number of First Preferred shares, of which 1,000,001 common shares have been issued and are outstanding as fully paid and non-assessable;

AND WHEREAS Cable is the beneficial owner of record of all of the issued and outstanding shares in the capital of 144;

AND WHEREAS it is desirable that the Amalgamation should be effected;

NOW THEREFORE THIS AMALGAMATION AGREEMENT WITNESSETH as follows:

1.       In this Agreement:

         (a)      "Act" has the meaning ascribed thereto in the recitals hereto;

         (b) "Amalgamated Corporation" or "Corporation" means the corporation continuing from the amalgamation of the Amalgamating Corporations;

         (c) "Amalgamating Corporations" means Cable and 144, the parties hereto;

         (d) "Amalgamation" has the meaning ascribed thereto in Section 2 hereof;

         (e) "Amalgamation Agreement" or "Agreement" means this Amalgamation Agreement;

         (f) "Certificate of Amalgamation" means the certificate of amalgamation issued by the Director pursuant to the Act in respect of the Amalgamation;

         (g)      "Effective Time" has the meaning as described thereto in
                  Section 2 hereof.

2. The Amalgamating Corporations and each of them do hereby agree to amalgamate, following the completion of the Transactions, at 10:55 a.m. on the 31st day of December (the "Effective Time"), under the provisions of Section 174 and Section 175 of the Act, and to continue as one corporation under the terms and conditions of this Agreement (the "Amalgamation").

3.       The name of the Amalgamated Corporation shall be ROGERS CABLE INC.

4. The registered office of the Amalgamated Corporation shall be located in the City of Toronto, in the Province of Ontario.

5. The address of the registered office of the Amalgamated Corporation shall be 333 Bloor Street East, 10th Floor, Toronto, Ontario, M4W 1G9.

6. There shall be no restrictions on the business the Amalgamated Corporation may carry on or the powers the Amalgamated Corporation may exercise.

7. The authorized capital of the Amalgamated Corporation shall consist of an unlimited number of Class A Common shares, an unlimited number of Class B Common shares, 100,000,000 Class B Preferred shares, an unlimited number of First Preferred shares, an unlimited number of Third Preferred shares, an unlimited number of Fourth Preferred shares, an unlimited number of Fifth Preferred shares, an unlimited number of Sixth Preferred shares, an unlimited number of Seventh Preferred shares and an unlimited number of Eighth Preferred shares;

8. The rights, privileges, restrictions and conditions attaching to each class of shares in the capital of the Amalgamated Corporation shall be as set out on Schedule "A" hereto.

9. The authorized but unissued shares and the issued and outstanding shares in the capital of each of the Amalgamating Corporations shall be respectively cancelled or converted into issued and outstanding shares in the capital of the Amalgamated Corporation as follows:

         (a) the 100,000,000 issued and outstanding Class A Common shares, the 118,166,003 Class B Common shares, the 306,904 Fourth Preferred shares and the 151,800 Seventh Preferred shares of Cable shall be converted on a share per share basis respectively into 100,000,000 Class A Common shares, 118,166,003 Class B Common shares, 306,904 Fourth Preferred shares and 151,800 Seventh Preferred shares of the Amalgamated Corporation and the remaining authorized but unissued shares of Cable shall be cancelled;

         (b) the 1,000,001 issued and outstanding Common shares of 144 held by Cable shall be cancelled without any repayment of capital in respect thereof, and shall not be converted into shares of the Amalgamated Corporation and the remaining authorized but unissued shares of 144 shall be cancelled;

After the filing of Articles of Amalgamation in respect of this Agreement and the issue of a Certificate of Amalgamation in respect thereof, the shareholders of the Amalgamating Corporations when requested by the Amalgamated Corporation shall surrender the certificates representing the shares held by them in the Amalgamating Corporations and, subject to the provisions of the Act, in return shall be entitled to receive certificates for shares of the Amalgamated Corporation on the basis set out in this Agreement.

10. Effective upon the Amalgamation, the stated capital attributable to the Class A Common shares, the Class B Common shares, the Fourth Preferred shares and the Seventh Preferred shares of the Amalgamated Corporation issued on conversion of the shares of the Amalgamating Corporations pursuant to Section 9 hereof shall be equal to the stated capital attributable to the Class A Common shares, the Class B Common shares, the Fourth Preferred shares and the Seventh Preferred shares of Cable immediately prior to the Amalgamation.

11. All of the shares of the Amalgamated Corporation issued in accordance with the provisions of Section 9 shall be deemed to have been issued as fully-paid and non-assessable and the Amalgamated Corporation shall be deemed to have received the full consideration for the issue thereof.

12. The board of directors of the Amalgamated Corporation, until otherwise changed in accordance with the Act, shall consist of a minimum of 1 director and a maximum of 30 directors, and the first directors of the Amalgamated Corporation shall be:

         Name                         Address                  Canadian Resident

         Alan D. Horn      333 Bloor Street East, 10th Floor        Yes
                           Toronto, Ontario M4W 1G9

         Bruce D. Day      333 Bloor Street East, 10th Floor        Yes
                           Toronto, Ontario  M4W 1G9

         M. Lorraine Daly  333 Bloor Street East, 10th Floor        Yes
                           Toronto, Ontario M4W 1G9

         David P. Miller   333 Bloor Street East, 10th Floor        Yes
                           Toronto, Ontario  M4W 1G9

         The said first directors shall hold office until the first annual meeting of the Amalgamated Corporation, or until their successors are elected, in accordance with the by-laws of the Amalgamated Corporation and the Act. The affairs and business of the Amalgamated Corporation shall be under the management of the board of directors from time to time, subject to the provisions of the Act.

13. The by-laws of Cable shall, so far as applicable, be the by-laws of the Amalgamated Corporation, until repealed or amended in the normal manner provided for in the Act.

14. Subject to the provisions of the Act, the following provisions shall apply to the Amalgamated Corporation:

         (a) The right to transfer shares of the Corporation shall be restricted in that no shareholder shall be entitled to transfer any share or shares of the Corporation without either:

                  (i) the express sanction of the holders of more than 50% of the common shares of the Corporation for the time being outstanding expressed by a resolution passed at a meeting of the shareholders of the Corporation or by an instrument or instruments in writing signed by the holders of more than 50% of such shares; or

                  (ii) the express sanction of the directors of the Corporation expressed by a resolution passed by the votes of a majority of directors of the Corporation at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors.

         (b) The board of directors may from time to time, without authorization of the shareholders:

                  (i)      borrow money upon the credit of the Corporation;

                  (ii) issue, reissue, sell or pledge debt obligations of the Corporation;

                  (iii) subject to the Business Corporations Act (Ontario), give a guarantee on behalf of the Corporation to secure performance of an obligation of any person; and

                  (iv) mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation.

         Nothing in this subparagraph (b) limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

         The board of directors may from time to time by resolution delegate any or all of the powers referred to above to a director, a committee of directors or an officer.

         For greater certainty, but without in any way limiting the powers conferred on the board of directors hereunder, for the purpose of clause (iv) of this subparagraph (b), "property" shall include and be deemed to include, without limitation, both movable and immovable property.

         (c) The number of shareholders, exclusive of persons who are in the employment of the Corporation and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after termination of that employment to be, shareholders of the Corporation, is limited to not more than fifty, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

15. Upon the shareholders of the Amalgamating Corporations respectively adopting this Agreement in accordance with the requirements of the Act, and subject to paragraph 17 hereof, Articles of Amalgamation in prescribed form, together with all supporting documents required by the Act, shall be sent to the Director under the Act.

16.      Upon the endorsement of the Certificate of Amalgamation under the Act:

         (a) the Amalgamating Corporations are amalgamated and continue as one corporation effective the Effective Time under the terms and conditions prescribed in this Agreement;

         (b) the Amalgamated Corporation possesses all the property, rights, privileges and franchises and is subject to all liabilities, including civil, criminal and quasi-criminal and all contracts, disabilities and debts of each of the Amalgamating Corporations;

         (c) a conviction against, or ruling, order or judgment in favour of or against an Amalgamating Corporation may be enforced by or against the Amalgamated Corporation;

         (d) the Articles of Amalgamation are deemed to be the Articles of Incorporation of the Amalgamated Corporation and, except for purposes of Subsection 117(1) of the Act, the Certificate of Amalgamation, is deemed to be the Certificate of Incorporation of the Amalgamated Corporation; and

         (e) the Amalgamated Corporation shall be deemed to be the party plaintiff or the party defendant, as the case may be, in any civil action commenced by or against an Amalgamating Corporation before the amalgamation has become effective.

 17. This Agreement may be terminated by the respective boards of directors of the Amalgamating Corporations, notwithstanding the approval of this Agreement by the shareholders of the Amalgamating Corporations, at any time prior to the endorsement of the Certificate of Amalgamation.

IN WITNESS WHEREOF this Amalgamation Agreement has been duly executed by the parties hereto.

ROGERS CABLE INC.

Per: /s/ M. Lorraine Daly
     -------------------------------
     Name:  M. Lorraine Daly
     Title: V.P. Treasurer

Per: /s/ Alan D. Horn
     -------------------------------
     Name:  Alan D. Horn
     Title: Vice President

1443358 ONTARIO INC.

Per: /s/ M. Lorraine Daly
     -------------------------------
     Name:  M. Lorraine Daly
     Title: V.P. Treasurer

Per: /s/ Alan D. Horn
     -------------------------------
     Name:  Alan D. Horn
     Title: Vice President

                                  SCHEDULE "A"

CLASS A COMMON SHARES

The Class A Common shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

         a) VOTES. The holders of the Class A Common shares shall be entitled to two (2) votes in respect of each Class A Common share at all meetings of shareholders of the Corporation, except meetings at which only holders of a specified class of shares are entitled to vote;

         (b) LIQUIDATION, DISSOLUTION OR WINDING UP. The holders of the Class A Common shares shall be entitled, subject to the rights of the holders of the other classes of shares of the Corporation, to share equally, share for share with the holders of the Class B Common shares in the remaining property of the Corporation on the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary; and

         (c) DIVIDENDS. Subject to the rights of the holders of the other classes of shares of the Corporation, the holders of the Class A Common shares shall be entitled to receive dividends in the form of fully paid shares of the Corporation or money as, when, and at the rate declared in the discretion of the directors.

CLASS B COMMON SHARES

The Class B Common shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

         (a) VOTES. The holders of the Class B Common shares shall be entitled to two (2) votes in respect of each Class B Common share at all meetings of shareholders of the Corporation, except meetings at which only holders of a specified class of shares are entitled to vote;

         (b) LIQUIDATION, DISSOLUTION OR WINDING UP. The holders of the Class B Common shares shall be entitled, subject to section
                  (d) below and subject to the rights of the holders of the other classes of shares of the Corporation, to share equally, share for share with the holders of the Class A Common shares in the remaining property of the Corporation on the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary;

         (c) DIVIDENDS. The holders of the Class B Common shares shall be entitled to receive, subject to section (d) below and subject to the rights of the holders of the other classes of shares of the Corporation, dividends in the form of fully paid shares of the Corporation or money as, when, and at the rate declared in the discretion of the directors; and

         (d) EXCLUDED SECURITIES. The rights, privileges, restrictions and conditions attaching to the Class B Common shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Class B Common shares "Excluded Securities" for the purposes of the:

                  (A) Second Amended and Restated Loan Agreement dated as of January 31,2002, as amended on September 10,2003, among the Corporation, The Toronto-Dominion Bank, as Administration Agent and certain lenders named therein;

                  (B) Indenture dated as of January 15, 1994 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank (now JPMorgan Chase Bank) re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

                  (C) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

                  (D) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $125,000,000 11% Senior Subordinated Guaranteed Debentures due 2015;

                  (E) Indenture dated as of February 5, 2002 among the Corporation and CIBC Mellon Trust Company re Cdn. $450,000,000 7.60% Senior (Secured) Second Priority Notes due 2007;

                  (F) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$350,000,000 7.875% Senior (Secured) Second
                           Priority Notes due 2012;

                  (G) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$200,000,000 8.750% Senior (Secured) Second
                           Priority Debentures due 2032;

                  (H) Indenture dated as of June 19, 2003 among the Corporation and JPMorgan Chase Bank re U.S. $350,000,000 6.25% Senior (Secured) Second Priority Notes due 2013; and

                  (I) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",

(collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

For greater certainty, no distribution of money or property shall be made on, or in connection with, the Class B Common shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the purchase for cancellation of Class B Common shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, purchase for cancellation or other distribution amount made in respect of any of the Class B Common shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

CLASS B PREFERRED SHARES

The Class B Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

         (a)      RANKING

The Class B Preferred shares shall rank, with respect to both dividends and in the event of the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, or any distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, junior to the First Preferred shares, the Second Preferred shares and the Third Preferred shares and in priority to the Class A Common shares of the Corporation, but shall not confer any further right to participate in the profits or assets of the Corporation.

         (b)      EXCLUDED SECURITIES

The rights, privileges, restrictions and conditions attaching to the Class B Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Class B Preferred shares "Excluded Securities" for the purposes of the:

         (A) Second Amended and Restated Loan Agreement dated as of January 31,2002, as amended on September 10,2003, among the Corporation, The Toronto-Dominion Bank, as Administration Agent and certain lenders named therein;

         (B) Indenture dated as of January 15, 1994 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank (now JPMorgan Chase
                  Bank) re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

         (C) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase
                  Bank) re U.S. $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

         (D) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase
                  Bank) re U.S. $125,000,000 11% Senior Subordinated Guaranteed Debentures due 2015;

         (E) Indenture dated as of February 5, 2002 among the Corporation and CIBC Mellon Trust Company re Cdn. $450,000,000 7.60% Senior (Secured) Second Priority Notes due 2007;

         (F) Indenture dated as of April 30,2002 among the Corporation and JPMorgan Chase Bank re U.S.$350,000,000 7.875% Senior (Secured) Second Priority Notes due 2012;

         (G) Indenture dated as of April 30,2002 among the Corporation and JPMorgan Chase Bank re U.S.$ 200,000,000 8.750% Senior (Secured) Second Priority Debentures due 2032;

         (H) Indenture dated as of June 19,2003 among the Corporation and JPMorgan Chase Bank re U.S. $350,000,000 6.25% Senior (Secured) Second Priority Notes due 2013;and

         (I) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",

(collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

For greater certainty, no distribution of money or property shall be made on, or in connection with, the Class B Preferred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the redemption of Class B Preferred shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, redemption or other distribution amount made in respect of any of the Class B Preferred shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

         (c)    REDEMPTION PRIVILEGE

                (i)      REDEMPTION PRICE

The Redemption Price in respect of each Class B Preferred share shall be equal to

                (A) the portion of the fair market value of all of the issued shares of the Corporation immediately before the Certificate of the Director under the Business Corporations Act (Ontario) in respect of these Articles of Amendment pursuant to which the Class B Preferred shares are issued becomes effective (and such Certificate of the Director shall, for the purposes hereof, be deemed to become effective at 1:00 p.m. on the date on which such Certificate becomes effective, or such other time on such date as is determined by the Vice-President, Treasurer of the Corporation, as evidenced by a certificate to that effect filed in the minute book of the Corporation) that the fair market value, at that time, of all the shares of

                           Rogers Telecom Inc. is of the fair market value, at that time, of all of the net assets of the Corporation, divided by,

                  (B)      100,000,000.

                  (ii)     RIGHT TO REDEEM

Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation (the "Act"), the Corporation may, upon giving notice as hereinafter provided, redeem the whole or any part of the Class B Preferred shares on payment for each such share to be redeemed of the Redemption Price therefor.

                  (iii)    PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE

The aggregate Redemption Price of all Class B Preferred shares held by a holder which are redeemed may, at the option of the Corporation, be satisfied by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the aggregate Redemption Price of all Class B Preferred shares held by the holder which are redeemed, which, save as hereinafter provided, is payable on demand, and which provides for interest after the date the promissory note is made on the unpaid principal balance at a rate equal to the rate of interest expressed as an annual rate quoted by The Toronto-Dominion Bank at its head office in Toronto, Ontario, from time to time as being its reference rate of interest (commonly known as its "prime rate") used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its Preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (Prime + 2%) per annum, calculated and, save as hereinafter provided, payable monthly, in arrears on the last date of each month. The promissory note shall provide that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly. The Corporation shall have the right to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment. The promissory note shall provide that it is issued in satisfaction of, and is for a principal amount equal to, the aggregate Redemption Price of all Class B Preferred shares held by the holder which were redeemed.

                  (iv)     LIMITATIONS ON PROMISSORY NOTE

Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities. The obligations of the Corporation under such promissory note may, however, be fully and finally satisfied by the set-off thereof against the obligations of Rogers Telecom Holdings Inc. pursuant to a demand promissory note made by Rogers Telecom Holdings Inc. in favour of the Corporation on the same date for a principal amount equal to the aggregate redemption price of the 100,000,000 First Preferred shares in the capital of Rogers Telecom Holdings Inc., as specified in the articles of incorporation of Rogers Telecom Holdings Inc., issued in satisfaction of the purchase price of all of the issued and outstanding shares of Rogers Telecom Inc.

                (v)      PARTIAL REDEMPTION

 In case a part only of then outstanding Class B Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected by lot in such manner as the directors in their discretion shall decide or, if the directors so determine, may be redeemed pro rata, disregarding fractions, and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

                (vi)     NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS

         The Corporation shall, on or before the date specified for redemption, deliver to each person who at the date of sending is a registered holder of Class B Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Class B Preferred shares. Notice may be delivered to each such shareholder at its address as it appears on the records of the Corporation or its transfer agent, provided, however, that accidental failure to deliver any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out whether the Corporation elects to satisfy the Redemption Price by the issuance of a promissory note as provided above and the date of redemption. If notice of any such redemption be delivered by the Corporation and an amount sufficient to redeem the shares has been paid to the holder of the Class B Preferred shares to be redeemed or satisfied by a promissory note, as provided in the notice of redemption, or such amount or promissory note in satisfaction thereof has been deposited with any trust company or chartered bank in Canada, as specified in the notice, on or before the date fixed for redemption, the holders thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor.

        (d)     RETRACTION PRIVILEGE

                (i)      TENDER AND REQUEST

                         The holders of Class B Preferred shares shall be entitled to require the Corporation to redeem at any time and from time to time all or any part of the Class B Preferred shares registered in the name of such holder on the books of the Corporation by tendering to the Corporation at its head office a share certificate representing the Class B Preferred shares which the registered holder desires to have the Corporation redeem together with a request in writing specifying;

                         (A) that the registered holder desires to have the Class B Preferred shares represented by such certificate redeemed by the Corporation; and

                         (B) the business day (in this paragraph referred to as the "redemption date") on which the holder desires to have the Corporation redeem such Class B Preferred shares. Requests in writing shall specify a redemption date which shall be not less than four (4) days after the date on which the request in writing is given to the Corporation, unless the Corporation consents in writing to an earlier redemption date. The holders of any Class B Preferred shares may, with the consent of the Corporation, revoke such request prior to the redemption date. Subject to receipt of a share certificate representing the Class B Preferred shares which the registered holder desires to have the Corporation redeem together with such a request, and subject to the provisions of the Act, the Corporation shall on the redemption date, redeem such Class B Preferred shares by paying to such registered holder an amount equal to the Redemption Price.

                  (ii)     PAYMENT BY PROMISSORY NOTE

                           The aggregate Redemption Price of all Class B Preferred shares held by a holder which are to be redeemed may, at the option of the Corporation, be satisfied by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the aggregate Redemption Price of all Class B Preferred shares held by the holder which are redeemed on the terms provided in subparagraphs
                           (c)(iii) and (c)(iv) above.

                  (iii)    RIGHTS OF HOLDERS

                           From and after the redemption date, the Class B Preferred shares to be redeemed on such date shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of holders of Class B Preferred shares in respect thereof unless the Redemption Price is not paid or satisfied by a promissory note as above provided on the redemption date, in which event the rights of the holders of the said shares shall remain unaffected.

         (e)      DISCRETIONARY NON-CUMULATIVE DIVIDENDS

The holders of the Class B Preferred shares shall, in each fiscal year of the Corporation, as and when declared in the discretion of the directors, and subject to the payment of dividends on the First, Second and Third Preferred shares but always in preference and priority to any payment of dividends on the Class A Common shares for such year, be entitled to receive, subject to the provisions of the Act, non-cumulative dividends at a rate as declared by the directors from time to time. The holders of Class B Preferred shares shall not be entitled to any dividend other than or in excess of the non-cumulative dividends at the rate declared by the directors. The Corporation shall not exercise its right to redeem any Class B Preferred shares then outstanding unless all declared but unpaid dividends on the Class B Preferred shares up to the date of redemption have been paid.

         (f)      PURCHASE BY THE CORPORATION

Subject to the Act, the Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Class B Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof.

         (g)      SHARES PURCHASED OR REDEEMED TO BE CANCELLED

Class B Preferred shares which are purchased, redeemed, or otherwise acquired by the Corporation shall be cancelled, and shall not be restored to the status of authorized but unissued shares.

         (h)      LIQUIDATION, DISSOLUTION OR WINDING UP

In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Class B Preferred shares shall be entitled to receive, after the holders of the First, Second and Third Preferred shares shall have received such amounts as they are entitled to receive in such event for each share held by them, but before any distribution of any part of the assets of the Corporation among the holders of the Class A Common shares or any shares of any other class ranking junior to the Class B Preferred shares with respect to the return of capital, an amount equal to the Redemption Price for each issued and outstanding Class B Preferred share, together with an amount-equal to all declared but unpaid dividends thereon.

         (i)      VOTING RIGHTS

The holders of Class B Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Act, for any other purpose; holders of Class B Preferred shares shall, however, be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all the property of the Corporation other than in the ordinary course of business.

FIRST PREFERRED SHARES

The First Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

         (a) FIRST PREFERRED SHARES - RANKING. The First Preferred shares shall rank, with respect to both dividends and return of capital, in priority to all other shares of the Corporation but shall not confer any further right to participate in the profits or assets.

        (b)       REDEMPTION PRIVILEGE.

                  (i) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part of the First Preferred shares on payment for each such share to be redeemed of the amount of One Thousand Dollars ($1,000.00) (the "Redemption Amount"), together with an amount equal to all unpaid cumulative dividends, whether or not declared, which shall have accrued thereon and which, for such purpose shall be treated as accruing up to the date of such redemption (the Redemption Amount plus such accrued and unpaid dividends are hereinafter called the "Redemption Price").

                  (ii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE. The Redemption Price may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (2%) per annum, calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for a principal sum or for a portion of the principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause (1) of this subsection (b)(ii).

         (iii) PARTIAL REDEMPTION. In case a part only of the then outstanding First Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected by lot in such manner as the directors in their discretion shall decide or, if the directors so determine, may be redeemed pro rata, disregarding fractions, and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

         (iv) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, at least ten (10) days before the date specified for redemption, send to each person who at the date of sending is a registered holder of First Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such First Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such First Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out the Redemption Price and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid to the holder of the First Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holders thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor.

(c) CUMULATIVE DIVIDENDS. The holders of the First Preferred shares shall, in each fiscal year of the Corporation, in preference and priority to any payment of dividends on any other shares of the Corporation for such year, be entitled to receive, subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, fixed, cumulative cash dividends at the rate equal to the annual rate established by the Toronto-Dominion Bank from time to time as a reference rate of interest to determine the interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime") plus one and one quarter percent (Prime + 1 1/4%) per annum of the Redemption Amount for such shares payable quarterly on the first day following the last day in the month of each of March, June, September and December, other than a Saturday or a Sunday, on which the main branch of The Toronto-Dominion Bank in Toronto, Ontario is open for business (each an "Established Dividend Payment Date"). Alternatively, if the directors so determine, dividends shall be payable on any day (an "Alternate Dividend Payment Date") following the immediately preceding Established Dividend Payment Date and before the next Established Dividend Payment Date. An Established Dividend Payment Date and an Alternate Dividend Payment Date are each hereinafter referred to as a "Dividend Payment Date". Dividends on the First Preferred shares shall accrue and be cumulative from the date of issue of the First Preferred shares. If on any Dividend Payment Date the dividend payable on such date is not paid in full on all of the First Preferred shares then issued and outstanding, such dividend or the unpaid part thereof shall be paid on the first date thereafter on which the Corporation shall have sufficient moneys properly applicable to the payment of same. The holders of First Preferred shares shall not be entitled to any dividend other than or in excess of the cumulative dividends at the rate hereinbefore provided for.

(d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the First Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(ii) hereof.

(e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the First Preferred shares shall be entitled to receive, before any distribution of any part of the assets of the Corporation among the holders of any other shares, an amount equal to the Redemption Price for each issued and outstanding First Preferred share.

(f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the First Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation; holders of First Preferred shares shall, however, be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all the property of the Corporation other than in the ordinary course of business.

THIRD PREFERRED SHARES

The Third Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

         (a) RANKING. The Third Preferred shares shall rank, with respect to both dividends and return of capital in the event of the liquidation, dissolution or winding up of the Corporation, junior to the First Preferred shares and the Second Preferred shares and in priority to all other shares of the Corporation, including without limitation, the common shares of the Corporation, but shall not confer any further right to participate in the profits or assets of the Corporation. The rights, privileges, restrictions and conditions attaching to the Third Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Third Preferred shares "Excluded Securities" for the purposes of the:

                  (A) Second Amended and Restated Loan Agreement dated as of January 31,2002, as amended on September 10,2003, among the Corporation, The Toronto-Dominion Bank, as Administration Agent and certain lenders named therein;

                  (B) Indenture dated as of January 15, 1994 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank (now JPMorgan Chase Bank) re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

                  (C) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

                  (D) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $125,000,000 11% Senior Subordinated Guaranteed Debentures due 2015;

                  (E) Indenture dated as of February 5, 2002 among the Corporation and CIBC Mellon Trust Company re Cdn. $450,000,000 7.60% Senior (Secured) Second Priority Notes due 2007;

                  (F) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$350,000,000 7.875% Senior (Secured) Second
                           Priority Notes due 2012;

                  (G) Indenture dated as of. April 30, 2002 among the Corporation and JPMorgah Chase Bank re
                           U.S.$200,000,000 8.750% Senior (Secured) Second
                           Priority Debentures due 2032;

                  (H) Indenture dated as of June 19,2003 among the Corporation and JPMorgan Chase Bank re U.S. $350,000,000 6.25% Senior (Secured) Second Priority Notes due 2013; and

                  (I) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",

(collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

For greater certainty, no distribution of money or property shall be made on, or in connection with, the Third Preferred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the redemption of Third Preferred shares or payments made on the liquidation dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, redemption or other distribution amount made in respect of any of the Third Preferred shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

         (b)      REDEMPTION PRIVILEGE.

                  (i) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice .being waived as hereinafter provided, redeem the whole or any part of the Third Preferred shares on payment for each such share to be redeemed of the amount of One Thousand Dollars ($1,000.00) (the "Redemption Price").

                  (ii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE. The Redemption Price may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (2%) per annum, calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for a principal sum or for a portion of the principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause (1) of this subsection (b)(ii).

                  (iii) PARTIAL REDEMPTION. In case a part only of the then outstanding Third Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected in such manner as the directors in their discretion shall decide and need not be redeemed pro rata or selected by lot.

                  (iv) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, at least one (1) day before the date specified for redemption, send to each person who at the date of sending is a registered holder of Third Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Third Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such Third Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out the Redemption Price and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid (whether in cash or by promissory note, as above provided) to the holder of the Third Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holders thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor.

         (c) CUMULATIVE DIVIDENDS. The holders of the Third Preferred shares shall, in each fiscal year of the Corporation, subject to section (a) hereof and to the payment of all accrued dividends on the First Preferred shares and Second Preferred shares, but always in preference and priority to any payment of dividends on any other shares of the Corporation for such year, be entitled to receive, subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, fixed, cumulative cash dividends at the rate of nine and five-eighth percent (9.625%) per annum of the Redemption Price for such shares payable quarterly on the first day following the last day in the month of each of March, June, September and December, other than a Saturday or a Sunday, on which the main branch of The Toronto-Dominion Bank in Toronto, Ontario is open for business (each an "Established Dividend Payment Date"). Alternatively, if the directors so determine, dividends shall be payable on any day (an "Alternate Dividend Payment Date") following the immediately preceding Established Dividend Payment Date and before the next Established Dividend Payment Date. An Established Dividend Payment Date and an Alternate Dividend Payment Date are each hereinafter referred to as a "Dividend Payment Date". Dividends on the Third Preferred shares shall accrue and be cumulative from the date of issue of the Third Preferred shares. If on any Dividend Payment Date the dividend payable on such date is not paid in full on all of the Third Preferred shares then issued and outstanding, such dividend or the unpaid part thereof shall be paid on the first date thereafter on which the Corporation shall have sufficient moneys properly applicable to the payment of same. The holders of Third Preferred shares shall not be entitled to any dividend other than or in excess of the cumulative dividends at the rate hereinbefore provided for.

                  The Corporation shall not redeem or purchase for cancellation any Third Preferred shares then outstanding unless all dividends accrued on the Third Preferred shares up to the date of redemption or purchase have been declared and paid.

         (d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Third Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof (the "Purchase Price"). The Purchase Price may, at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(ii) hereof, subject to the provisions of section (a) hereof.

         (e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Third Preferred shares shall be entitled to receive, subject to section (a) hereof and after the holders of First Preferred shares and Second Preferred shares shall have received an amount equal to the redemption price for each First Preferred share and Second Preferred share held by them, but before any distribution of any part of the assets of the Corporation among the holders of any other shares, an amount equal to the Redemption Price for each issued and outstanding Third Preferred share, together with an amount equal to all unpaid cumulative dividends which shall have accrued thereon, whether or not declared, and which, for such purpose, shall be treated as accruing up to the date of such distribution.

         (f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the Third Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario); as amended from time to time, or any successor legislation; holders of Third Preferred shares shall, however, be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all the property of the Corporation other than in the ordinary course of business.

FOURTH PREFERRED SHARES

The Fourth Preferred shares, shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

         (a) RANKING. The Fourth Preferred shares shall rank, with respect to both dividends and return of capital in the event of liquidation, dissolution or winding up of the Corporation, junior to the First Preferred shares and the Third Preferred shares and in priority to all other shares of the Corporation, including without limitation, the Class A Common and Class B Common shares, but shall not confer any further right to participate in the profits or assets of the Corporation. The rights, privileges, restrictions and conditions attaching to the Fourth Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Fourth Preferred shares "Excluded Securities" for the purposes of the:

                  (A) Second Amended and Restated Loan Agreement dated as of January 31,2002, as amended on September 10,2003, among the Corporation, The Toronto-Dominion Bank, as Administration Agent and certain lenders named therein;

                  (B) Indenture dated as of January 15, 1994 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank (now JPMorgan Chase Bank) re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

                  (C) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

                  (D) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $125,000,000 11% Senior Subordinated Guaranteed Debentures due 2015;

                  (E) Indenture dated as of February 5, 2002 among the Corporation and CIBC Mellon Trust Company re Cdn. $450,000,000 7.60% Senior (Secured) Second Priority Notes due 2007;

                  (F) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$350,000,000 7.875% Senior (Secured) Second
                           Priority Notes due 2012;

                  (G) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$200,000,000 8.750% Senior (Secured) Second
                           Priority Debentures due 2032;

                  (H) Indenture dated as of June 19, 2003 among the Corporation and JPMorgan Chase Bank re U.S. $350,000,000 6.25% Senior (Secured) Second Priority Notes due 2013; and

                  (I) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",

(collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

For greater certainty, no distribution of money or property shall be made on, or in connection with, the Fourth Preferred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the purchase for cancellation of Fourth Preferred shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, purchase for cancellation or other distribution amount made in respect of any of the Fourth Preferred shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

         (b)      REDEMPTION PRIVILEGE.

                  (i) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part of the Fourth Preferred shares on payment for each such share to be redeemed of the amount of One Thousand Dollars ($1,000) (the "Redemption Price").

                  (ii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE. The Redemption Price may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (2%) per annum, calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for a principal sum or for a portion of the principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause (1) of this subsection (b)(ii).

                  (iii) PARTIAL REDEMPTION. In case a part only of the then outstanding Fourth Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected in such manner as the directors in their discretion shall decide and need not be redeemed pro rata or selected by lot and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

                  (iv) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, at least one (1) day before the date specified for redemption, send to each person who at the date of sending is a registered holder of Fourth Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Fourth Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such Fourth Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out the Redemption Price and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid (whether in cash or by promissory note, as above provided) to the holder of the Fourth Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holder thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor and except to receive any dividends declared and payable on or before the redemption date but unpaid. If the Fourth Preferred shares are redeemed on the redemption date then from and after the redemption date such shares shall cease to be entitled to dividends, (except for any dividends declared and payable on or before the redemption date, but unpaid) and the holders thereof shall not be entitled to exercise any of the rights of holders of Fourth Preferred shares in respect thereof unless payment of the Redemption Price is not made on the redemption date, in which event the rights of the holders of the said shares shall remain unaffected.

         (c) NON-CUMULATIVE DIVIDENDS. The holders of the Fourth Preferred shares shall, in each fiscal year of the Corporation, subject to section (a) hereof and to the payment of all accrued dividends on the First Preferred shares and the Third Preferred shares, but always in preference and priority to any payment of dividends on any other shares of the Corporation for such year, including without limitation, the Class A Common and Class B Common shares, be entitled to receive, as and when declared by the directors, out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential non-cumulative cash dividends at the rate of nine and sixty-five one hundredths percent (9.65%) per annum of the Redemption Price for such shares. The directors shall be entitled from time to time to declare part of the preferential non-cumulative cash dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full. If in any fiscal year of the Corporation the directors in their discretion shall not declare the said dividend or any part thereof on the Fourth Preferred shares for such fiscal year then the rights of the holders of the Fourth Preferred shares to such dividend or undeclared part thereof for such fiscal year shall be forever extinguished. The registered holders of Fourth Preferred shares shall not be entitled to any dividends other than or in excess of the preferential non-cumulative cash dividends hereinbefore provided for. No dividends shall be declared and paid or set aside for payment on any shares of any other class of the Corporation ranking junior to the Fourth Preferred shares in any fiscal year, unless the fixed preferential non-cumulative cash dividend for such fiscal year on all Fourth Preferred shares then outstanding has been declared and paid or set aside for payment. If in any fiscal year, after the fixed preferential non-cumulative cash dividends on the Fourth Preferred shares shall have been declared and paid or set aside for payment, there shall remain any profits or surplus available for dividends, such profits or surplus or any part thereof may, in the discretion of the directors, be applied to dividends on any shares of any other class of the Corporation ranking junior to the Fourth Preferred shares. If the Redemption Price is increased or decreased pursuant to section (g) hereof at any time after any dividends have been declared and paid or set aside for payment on the Fourth Preferred shares, the dividend rate applicable during the period prior to such increase or decrease in the Redemption Price in respect of which the dividends were paid or set aside for payment shall be deemed decreased or increased accordingly, and neither a registered holder of Fourth Preferred shares nor the Corporation shall have a claim against the other for either under or overpayment of dividends resulting from an increase or decrease in the Redemption Price.

         (d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Fourth Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof (the "Purchase Price"). The Purchase Price may, at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(ii) hereof, subject to the provisions of section (a) hereof.

         (e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Fourth Preferred shares shall be entitled to receive, subject to section (a) hereof, and after the holders of First Preferred shares and Third Preferred shares shall have received such amounts as they are entitled to receive in the event of the liquidation, dissolution or winding up of the Corporation, but before any distribution of any part of the assets of the Corporation among the holders of any other shares of the Corporation, including without limitation the Class A Common and Class B Common shares, an amount equal to the Redemption Price for each issued and outstanding Fourth Preferred share plus an amount equal to all dividends declared thereon and unpaid.

         (f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the Fourth Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario), as the same may from time to time be amended or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation; holders of the Fourth Preferred shares shall, however, be entitled to notice of any meeting of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all of the property of the Corporation other than in the ordinary course of business.

         (g) PRICE ADJUSTMENT. If at any time when any Fourth Preferred shares are issued and outstanding either: (a) Canada Customs and Revenue Agency determines and all of the holders of the issued and outstanding Fourth Preferred shares concur in such determination; or (b) the Corporation and the holders of the Fourth Preferred shares determine, that the aggregate fair market value of all property transferred or sold to the Corporation in exchange for Fourth Preferred shares (the "Acquired Property") is greater or less than the aggregate of the Redemption Price of all Fourth Preferred shares issued in connection with the acquisition of the Acquired Property, then the resultant deficiency or excess in the aggregate of the Redemption Price of all Fourth Preferred shares issued in connection with the acquisition of the Acquired Property shall be divided by the aggregate number of Fourth Preferred shares issued in connection with the acquisition of the Acquired Property and the Redemption Price shall be increased or decreased accordingly.

FIFTH PREFERRED SHARES

The Fifth Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

        (a) RANKING. The Fifth Preferred shares shall rank, with respect to both dividends and return of capital in the event of liquidation, dissolution or winding up of the Corporation, junior to the First Preferred shares, the Third Preferred shares and the Fourth Preferred shares and in priority to all other shares of the Corporation, including without limitation, the Class A Common and Class B Common shares, but shall not confer any further right to participate in the profits or assets of the Corporation. The rights, privileges, restrictions and conditions attaching to the Fifth Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Fifth Preferred shares "Excluded Securities" for the purposes of the:

                  (A) Second Amended and Restated Loan Agreement dated as of January 31,2002, as amended on September 10, 2003, among the Corporation, The Toronto-Dominion Bank, as Administration Agent and certain lenders named therein;

                  (B) Indenture dated as of January 15, 1994 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank (now JPMorgan Chase Bank) re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

                  (C) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S.

                           $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;


                  (D) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $125,000,000 11% Senior Subordinated Guaranteed Debentures due 2015;

                  (E) Indenture dated as of February 5, 2002 among the Corporation and CIBC Mellon Trust Company re Cdn. $450,000,000 7.60% Senior (Secured) Second Priority Notes due 2007;

                  (F) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$350,000,000 7.875% Senior (Secured) Second
                           Priority Notes due 2012;

                  (G) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$200,000,000 8.750% Senior (Secured) Second
                           Priority Debentures due 2032;

                  (H) Indenture dated as of June 19, 2003 among the Corporation and JPMorgan Chase Bank re U.S. $350,000,000 6.25% Senior (Secured) Second Priority Notes due 2013; and

                  (I) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",

(collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

For greater certainty, no distribution of money or property shall be made on, or in connection with, the Fifth Preferred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the purchase for cancellation of Fourth Preferred shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, purchase for cancellation or other distribution amount made in respect of any of the Fifth Preferred shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable .provisions contained in the Financing Indentures relating to Excluded Securities.

         (b)      REDEMPTION PRIVILEGE.

                  (i) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part of the Fifth Preferred shares on payment for each such share to be redeemed of the amount of One Thousand Dollars ($1,000) (the "Redemption Price").

                  (ii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE. The Redemption Price may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (2%) per annum, calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for a principal sum or for a portion of the principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause (1) of this subsection (b)(ii).

                  (iii) PARTIAL REDEMPTION. In case a part only of the then outstanding Fifth Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected in such manner as the directors in their discretion shall decide and need not be redeemed pro rata or selected by lot and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

                  (iv) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, at least one (1) day before the date specified for redemption, send to each person who at the date of sending is a registered holder of Fifth Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Fifth Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such Fifth Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out the Redemption Price and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid (whether in cash or by promissory note, as above provided) to the holder of the Fifth Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holder thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor and except to receive any dividends declared and payable on or before the redemption date but unpaid. If the Fifth Preferred shares are redeemed on the redemption date then from and after the redemption date such shares shall cease to be entitled to dividends, (except for any dividends declared and payable on or before the redemption date, but unpaid) and the holders thereof shall not be entitled to exercise any of the rights of holders of Fifth Preferred shares in respect thereof unless payment of the Redemption Price is not made on the redemption date, in which event the rights of the holders of the said shares shall remain unaffected.

         (c) NON-CUMULATIVE DIVIDENDS. The holders of the Fifth Preferred shares shall, in each fiscal year of the Corporation, subject to section (a) hereof and to the payment of all accrued dividends on the First Preferred shares, the Third Preferred shares and the Fourth Preferred shares, but always in preference and priority to any payment of dividends on any other shares of the Corporation for such year, including without limitation, the Class A Common and Class B Common shares, be entitled to receive, as and when declared by the directors, out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential non-cumulative cash dividends at the rate of nine and seven tenths percent (9.70%) per annum of the Redemption Price for such shares. The directors shall be entitled from time to time to declare part of the preferential non-cumulative cash dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full. If in any fiscal year of the Corporation the directors in their discretion shall not declare the said dividend or any part thereof on the Fifth Preferred shares for such fiscal year then the rights of the holders of the Fifth Preferred shares to such dividend or undeclared part thereof for such fiscal year shall be forever extinguished. The registered holders of Fifth Preferred shares shall not be entitled to any dividends other than or in excess of the preferential non-cumulative cash dividends hereinbefore provided for. No dividends shall be declared and paid or set aside for payment on any shares of any other class of the Corporation ranking junior to the Fifth Preferred shares in any fiscal year, unless the fixed preferential non-cumulative cash dividend for such fiscal year on all Fifth Preferred shares then outstanding has been declared and paid or set aside for payment. If in any fiscal year, after the fixed preferential non-cumulative cash dividends on the Fifth Preferred shares shall have been declared and paid or set aside for payment, there shall remain any profits or surplus available for dividends, such profits or surplus or any part thereof may, in the discretion of the directors, be applied to dividends on any shares of any other class of the Corporation ranking junior to the Fifth Preferred shares. If the Redemption Price is increased or decreased pursuant to section
                  (g) hereof above at any time after any dividends have been declared and paid or set aside for payment on the Fifth Preferred shares, the dividend rate applicable during the period prior to such increase or decrease in the Redemption Price in respect of which the dividends were paid or set aside for payment shall be deemed decreased or increased accordingly, and neither a registered holder of Fifth Preferred shares nor the Corporation shall have a claim against the other for either under or overpayment of dividends resulting from an increase or decrease in the Redemption Price.

         (d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Fifth Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof (the "Purchase Price"). The Purchase Price may, at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(ii) hereof, subject to the provisions of section (a) hereof.

         (e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Fifth Preferred shares shall be entitled to receive, subject to section (a) hereof, and after the holders of First Preferred shares, Third Preferred shares and Fourth Preferred shares shall have received such amounts as they are entitled to receive in the event of the liquidation, dissolution or winding up of the Corporation, but before any distribution of any part of the assets of the Corporation among the holders of any other shares of the Corporation, including without limitation the Class A Common and Class B Common shares, an amount equal to the Redemption Price for each issued and outstanding Fifth Preferred share plus an amount equal to all dividends declared thereon and unpaid.

         (f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the Fifth Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario), as the same may from time to time be amended or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation; holders of the Fifth Preferred shares shall, however, be entitled to notice of any meeting of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all of the property of the Corporation other than in the ordinary course of business.

         (g) PRICE ADJUSTMENT. If at any time when any Fifth Preferred shares are issued and outstanding either: (a) Canada Customs and Revenue Agency determines and all of the holders of the issued and outstanding Fifth Preferred shares concur in such determination; or (b) the Corporation and the holders of the Fifth Preferred shares determine, that the aggregate fair market value of all property transferred or sold to the Corporation in exchange for Fifth Preferred shares (the "Acquired Property") is greater or less than the aggregate of the Redemption Price of all Fifth Preferred shares issued in connection with the acquisition of the Acquired Property, then the resultant deficiency or excess in the aggregate of the Redemption Price of all Fifth Preferred shares issued in connection with the acquisition of the Acquired Property shall be divided by the aggregate number of Fifth Preferred shares issued in connection with the acquisition of the Acquired Property and the Redemption Price shall be increased or decreased accordingly.

SIXTH PREFERRED SHARES

The Sixth Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

         (a) RANKING. The Sixth Preferred shares shall rank, with respect to both dividends and return of capital in the event of liquidation, dissolution or winding up of the Corporation, junior to the First Preferred shares, the Third Preferred shares, the Fourth Preferred shares and the Fifth Preferred shares and in priority to all other shares of the Corporation, including without limitation, the Class A Common and Class B Common shares, but shall not confer any further right to participate in the profits or assets of the Corporation. The rights, privileges, restrictions and conditions attaching to the Sixth Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Sixth Preferred shares "Excluded Securities" for the purposes of the:

                  (A) Second Amended and Restated Loan Agreement dated as of January 31, 2002, as amended on September 10,2003, among the Corporation, The Toronto-Dominion Bank, as Administration Agent and certain lenders named therein;

                  (B) Indenture dated as of January 15, 1994 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank (now JPMorgan Chase Bank) re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

                  (C) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

                  (D) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $125,000,000 11% Senior Subordinated Guaranteed Debentures due 2015;

                  (E) Indenture dated as of February 5, 2002 among the Corporation and CIBC Mellon Trust Company re Cdn. $450,000,000 7.60% Senior (Secured) Second Priority Notes due 2007;

                  (F) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$350,000,000 7.875% Senior (Secured) Second
                           Priority Notes due 2012;

                  (G) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$200,000,000 8.750% Senior (Secured) Second
                           Priority Debentures due 2032;

                  (H) Indenture dated as of June 19, 2003 among the Corporation and JPMorgan Chase Bank re U.S. $350,000,000 6.25% Senior (Secured) Second Priority Notes due 2013; and

                  (I) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",

(collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

For greater certainty, no distribution of money or property shall be made on, or in connection with, the Sixth Preferred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the purchase for cancellation of Sixth Preferred shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, purchase for cancellation or other distribution amount made in respect of any of the Sixth Preferred shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

         (b)      REDEMPTION PRIVILEGE.

                  (i) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part of the Sixth Preferred shares on payment for each such share to be redeemed of the amount of One Thousand Dollars ($1,000) (the "Redemption Price").

                  (ii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE. The Redemption Price may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (2%) per annum, calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for a principal sum or for a portion of the principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause (1) of this subsection (b)(ii).

                  (iii) PARTIAL REDEMPTION. In case a part only of the then outstanding Sixth Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected in such manner as the directors in their discretion shall decide and need not be redeemed pro rata or selected by lot and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

                  (iv) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, at least one (1) day before the date specified for redemption, send to each person who at the date of sending is a registered holder of Sixth Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Sixth Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such Sixth Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out the Redemption Price and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid (whether in cash or by promissory note, as above provided) to the holder of the Sixth Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holder thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor and except to receive any dividends declared and payable on or before the redemption date but unpaid. If the Sixth Preferred shares are redeemed on the redemption date then from and after the redemption date such shares shall cease to be entitled to dividends, (except for any dividends declared and payable on or before the redemption date, but unpaid) and the holders thereof shall not be entitled to exercise any of the rights of holders of Sixth Preferred shares in respect thereof unless payment of the Redemption Price is not made on the redemption date, in which event the rights of the holders of the said shares shall remain unaffected.

         (c) NON-CUMULATIVE DIVIDENDS. The holders of the Sixth Preferred shares shall, in each fiscal year of the Corporation, subject to section (a) hereof and to the payment of all accrued dividends on the First Preferred shares, the Third Preferred shares, the Fourth Preferred shares and the Fifth Preferred shares, but always in preference and priority to any payment of dividends on any other shares of the Corporation for such year, including without limitation, the Class A Common and Class B Common shares, be entitled to receive, as and when declared by the directors, out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential non-cumulative cash dividends at the rate of nine and seventy-five one hundredths percent (9.75%) per annum of the Redemption Price for such shares. The directors shall be entitled from time to time to declare part of the preferential non-cumulative cash dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full. If in any fiscal year of the Corporation the directors in their discretion shall not declare the said dividend or any part thereof on the Sixth Preferred shares for such fiscal year then the rights of the holders of the Sixth Preferred shares to such dividend or undeclared part thereof for such fiscal year shall be forever extinguished. The registered holders of Sixth Preferred shares shall not be entitled to any dividends other than or in excess of the preferential non-cumulative cash dividends hereinbefore provided for. No dividends shall be declared and paid or set aside for payment on any shares of any other class of the Corporation ranking junior to the Sixth Preferred shares in any fiscal year, unless the fixed preferential non-cumulative cash dividend for such fiscal year on all Sixth Preferred shares then outstanding has been declared and paid or set aside for payment. If in any fiscal year, after the fixed preferential non-cumulative cash dividends on the Sixth Preferred shares shall have been declared and paid or set aside for payment, there shall remain any profits or surplus available for dividends, such profits or surplus or any part thereof may, in the discretion of the directors, be applied to dividends on any shares of any other class of the Corporation ranking junior to the Sixth Preferred shares. If the Redemption Price is increased or decreased pursuant to section (g) hereof above at any time after any dividends have been declared and paid or set aside for payment on the Sixth Preferred shares, the dividend rate applicable during the period prior to such increase or decrease in the Redemption Price in respect of which the dividends were paid or set aside for payment shall be deemed decreased or increased accordingly, and neither a registered holder of Sixth Preferred shares nor the Corporation shall have a claim against the other for either under or overpayment of dividends resulting from an increase or decrease in the Redemption Price.

         (d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Sixth Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof (the "Purchase Price"). The Purchase Price may, at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(ii) hereof, subject to the provisions of section (a) hereof.

         (e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Sixth Preferred shares shall be entitled to receive, subject to section (a) hereof, and after the holders of First Preferred shares, Third Preferred shares, Fourth Preferred shares and Fifth Preferred shares shall have received such amounts as they are entitled to receive in the event of the liquidation, dissolution or winding up of the Corporation, but before any distribution of any part of the assets of the Corporation among the holders of any other shares of the Corporation, including without limitation the Class A Common and Class B Common shares, an amount equal to the Redemption Price for each issued and outstanding Sixth Preferred share plus an amount equal to all dividends declared thereon and unpaid.

         (f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the Sixth Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario), as the same may from time to time be amended or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation; holders of the Sixth Preferred shares shall, however, be entitled to notice of any meeting of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all of the property of the Corporation other than in the ordinary course of business.

         (g) PRICE ADJUSTMENT. If at any time when any Sixth Preferred shares are issued and outstanding either: (a) Canada Customs and Revenue Agency determines and all of the holders of the issued and outstanding Sixth Preferred shares concur in such determination; or (b) the Corporation and the holders of the Sixth Preferred shares determine, that the aggregate fair market value of all property transferred or sold to the Corporation in exchange for Sixth Preferred shares (the "Acquired Property") is greater or less than the aggregate of the Redemption Price of all Sixth Preferred shares issued in connection with the acquisition of the Acquired Property, then the resultant deficiency or excess in the aggregate of the Redemption Price of all Sixth Preferred shares issued in connection with the acquisition of the Acquired Property shall be divided by the aggregate number of Sixth Preferred shares issued in connection with the acquisition of the Acquired Property and the Redemption Price shall be increased or decreased accordingly.

SEVENTH PREFERRED SHARES

The Seventh Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

         (a) RANKING. The Seventh Preferred shares shall rank, with respect to both dividends and return of capital in the event of liquidation, dissolution or winding up of the Corporation, junior to the First Preferred shares, the Third Preferred shares, the Fourth Preferred shares, the Fifth Preferred shares and the Sixth Preferred shares and in priority to all other shares of the Corporation, including without limitation, the Class A Common and Class B Common shares, but shall not confer any further right to participate in the profits or assets of the Corporation. The rights, privileges, restrictions and conditions attaching to the Seventh Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Seventh Preferred shares "Excluded Securities" for the purposes of the:

                  (A) Second Amended and Restated Loan Agreement dated as of January 31, 2002, as amended on September 10, 2003, among the Corporation, The Toronto-Dominion Bank, as Administration Agent and certain lenders named therein;

                  (B) Indenture dated as of January 15, 1994 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank (now JPMorgan Chase Bank) re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

                  (C) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

                  (D) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $125,000,000 11% Senior Subordinated Guaranteed Debentures due 2015;

                  (E) Indenture dated as of February 5, 2002 among the Corporation and CIBC Mellon Trust Company re Cdn. $450,000,000 7.60% Senior (Secured) Second Priority Notes due 2007;

                  (F) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$350,000,000 7.875% Senior (Secured) Second
                           Priority Notes due 2012;

                (G) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re U.S.$200,000,000 8.750% Senior (Secured) Second Priority Debentures due 2032;

                (H) Indenture dated as of June 19, 2003 among the Corporation and JPMorgan Chase Bank re U.S. $350,000,000 6.25% Senior (Secured) Second Priority Notes due 2013; and

                (I) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",

(collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

For greater certainty, no distribution of money or property shall be made on, or in connection with, the Seventh Preferred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the purchase for cancellation of Seventh Preferred shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, purchase for cancellation or other distribution amount made in respect of any of the Seventh Preferred shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

         (b)      REDEMPTION PRIVILEGE.

                  (i) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part of the Seventh Preferred shares on payment for each such share to be redeemed of the amount of One Thousand Dollars ($1,000) as adjusted in accordance with section (g) hereof (the "Redemption Price").

                  (ii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE. The Redemption Price may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (2%) per annum, calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for a principal sum or for a portion of the principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause (1) of this subsection (b)(ii).

                  (iii) PARTIAL REDEMPTION. In case a part only of the then outstanding Seventh Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected in such manner as the directors in their discretion shall decide and need not be redeemed pro rata or selected by lot and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

                  (iv) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, at least one (1) day before the date specified for redemption, send to each person who at the date of sending is a registered holder of Seventh Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Seventh Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such Seventh Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out the Redemption Price and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid (whether in cash or by promissory note, as above provided) to the holder of the Seventh Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holder thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor and except to receive any dividends declared and payable on or before the redemption date but unpaid. If the Seventh Preferred shares are redeemed on the redemption date then from and after the redemption date such shares shall cease to be entitled to dividends, (except for any dividends declared and payable on or before the redemption date, but unpaid) and the holders thereof shall not be entitled to exercise any of the rights of holders of Seventh Preferred shares in respect thereof unless payment of the Redemption Price is not made on the redemption date, in which event the rights of the holders of the said shares shall remain unaffected.

         (c) NON-CUMULATIVE DIVIDENDS. The holders of the Seventh Preferred shares shall, in each fiscal year of the Corporation, subject to section (a) hereof and to the payment of all accrued dividends on the First Preferred shares, the Third Preferred shares, the Fourth Preferred shares, the Fifth Preferred shares and Sixth Preferred shares but always in preference and priority to any payment of dividends on any other shares of the Corporation for such year, including without limitation, the Class A Common and Class B Common shares, be entitled to receive, as and when declared by the directors, out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential non-cumulative cash dividends at the rate of nine and eighty one hundredths percent (9.80%) per annum of the Redemption Price for such shares. The directors shall be entitled from time to time to declare part of the preferential non-cumulative cash dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full. If in any fiscal year of the Corporation the directors in their discretion shall not declare the said dividend or any part thereof on the Seventh Preferred shares for such fiscal year then the rights of the holders of the Seventh Preferred shares to such dividend or undeclared part thereof for such fiscal year shall be forever extinguished. The registered holders of Seventh Preferred shares shall not be entitled to any dividends other than or in excess of the preferential non-cumulative cash dividends hereinbefore provided for. No dividends shall be declared and paid or set aside for payment on any shares of any other class of the Corporation ranking junior to the Seventh Preferred shares in any fiscal year, unless the fixed preferential non-cumulative cash dividend for such fiscal year on all Seventh Preferred shares then outstanding has been declared and paid or set aside for payment. If in any fiscal year, after the fixed preferential non-cumulative cash dividends on the Seventh Preferred shares shall have been declared and paid or set aside for payment, there shall remain any profits or surplus available for dividends, such profits or surplus or any part thereof may, in the discretion of the directors, be applied to dividends on any shares of any other class of the Corporation ranking junior to the Seventh Preferred shares. If the Redemption Price is increased or decreased pursuant to section (g) hereof above at any time after any dividends have been declared and paid or set aside for payment on the Seventh Preferred shares, the dividend rate applicable during the period prior to such increase or decrease in the Redemption Price in respect of which the dividends were paid or set aside for payment shall be deemed decreased or increased accordingly, and neither a registered holder of Seventh Preferred shares nor the Corporation shall have a claim against the other for either under or overpayment of dividends resulting from an increase or decrease in the Redemption Price.

         (d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Seventh Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof (the "Purchase Price"). The Purchase Price may, at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(ii) hereof, subject to the provisions of section (a) hereof.

         (e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Seventh Preferred shares shall be entitled to receive, subject to section (a) hereof, and after the holders of First Preferred shares, Third Preferred shares, Fourth Preferred shares, Fifth Preferred shares and Sixth Preferred shares shall have received such amounts as they are entitled to receive in the event of the liquidation, dissolution or winding up of the Corporation, but before any distribution of any part of the assets of the Corporation among the holders of any other shares of the Corporation, including without limitation the Class A Common and Class B Common shares, an amount equal to the Redemption Price for each issued and outstanding Seventh Preferred share plus an amount equal to all dividends declared thereon and unpaid.

         (f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the Seventh Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario), as the same may from time to time be amended or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation; holders of the Seventh Preferred shares shall, however, be entitled to notice of any meeting of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all of the property of the Corporation other than in the ordinary course of business.

         (g)      PRICE ADJUSTMENT.

                  (i) If at any time and from time to time when any Seventh Preferred shares are issued and outstanding either:
                           (a) Canada Customs and Revenue Agency determines and all of the holders of the issued and outstanding Seventh Preferred shares concur in such determination; or (b) the Corporation and the holders of the Seventh Preferred shares determine; that the aggregate fair market value of all property transferred or sold to the Corporation in exchange for Seventh Preferred shares (the "Acquired Property") is greater or less than the aggregate of the Redemption Price of all Seventh Preferred shares issued in connection with the acquisition of the Acquired Property (and, for greater certainty, an adjustment to the purchase price of the Acquired Property pursuant to the agreement of purchase and sale between the Corporation and the holders of the Seventh Preferred shares from which the Corporation acquired the Acquired Property to the extent pursuant to the terms of such agreement is to be satisfied in accordance with this subsection shall constitute such a determination by the Corporation and the holders of the Seventh Preferred shares), then the resultant deficiency or excess in the aggregate of the Redemption Price of all Seventh Preferred shares issued in connection with the acquisition of the Acquired Property shall be divided by the aggregate number of Seventh Preferred shares issued in connection with the acquisition of the Acquired Property and the Redemption Price shall be increased or decreased accordingly. For greater certainty, multiple adjustments to the Redemption Price are permitted under this subsection and all such adjustments shall be cumulative.

                  (ii) In the event that none or only some (but not all) of the Seventh Preferred shares issued in connection with the acquisition of the Acquired Property are issued and outstanding and the Redemption Price is increased or decreased pursuant to subsection (g)(i) hereof then the amount of the increase or decrease in the aggregate fair market value of the Acquired Property, less the aggregate of the adjustments to the Redemption Price of the Seventh Preferred shares, if any, then issued and outstanding arising as a consequence of such determination, shall be, in the case of an excess, a debt of the Corporation payable to the holder of such Seventh Preferred shares and in the case of a deficiency, a debt of the holder payable to the Corporation, in either case on demand, bearing interest at Prime plus two percent (2%) per annum, calculated and payable monthly in arrears on the last day of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly.

                  (iii) Notwithstanding the foregoing, in the event that the Seventh Preferred shares, or any of them, shall have been redeemed for a Redemption Price paid by means of a promissory note issued by the Corporation or assigned and transferred by the Corporation (as provided in subsection (b)(ii) hereof) containing provisions adjusting the principal amount thereof downwards by an amount equal to the amount of such deficiency or upwards by an amount equal to the amount of such excess, then in such event, such adjustment provision shall be deemed to satisfy in full the adjustment of the applicable purchase price and the debt payable by the Corporation to the holder or the holder to the Corporation as the case may be, hereinbefore provided.

EIGHTH PREFERRED SHARES

The Eighth Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

         (a) RANKING. The Eighth Preferred shares shall rank, with respect to both dividends and return of capital in the event of liquidation, dissolution or winding up of the Corporation, junior to the First Preferred shares, the Third Preferred shares, the Fourth Preferred shares, the Fifth Preferred shares, the Sixth Preferred shares and the Seventh Preferred shares and in priority to all other shares of the Corporation, including without limitation, the Class A Common and Class B Common shares, but shall not confer any further right to participate in the profits or assets of the Corporation. The rights, privileges, restrictions and conditions attaching to the Eighth Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Eighth Preferred shares "Excluded Securities" for the purposes of the:

                  (A) Second Amended and Restated Loan Agreement dated as of January 31, 2002, as amended on September 10, 2003, among the Corporation, The Toronto-Dominion Bank, as Administration Agent and certain lenders named therein;

                  (B) Indenture dated as of January 15, 1994 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank (now JPMorgan Chase Bank) re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

                  (C) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

                  (D) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank) re U.S. $125,000,000 11% Senior Subordinated Guaranteed Debentures due 2015;

                  (E) Indenture dated as of February 5, 2002 among the Corporation and CIBC Mellon Trust Company re Cdn. $450,000,000 7.60% Senior (Secured) Second Priority Notes due 2007;

                  (F) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$350,000,000 7.875% Senior (Secured) Second
                           Priority Notes due 2012;

                  (G) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank re
                           U.S.$200,000,000 8.750% Senior (Secured) Second
                           Priority Debentures due 2032;

                  (H) Indenture dated as of June 19, 2003 among the Corporation and JPMorgan Chase Bank re U.S. $350,000,000 6.25% Senior (Secured) Second Priority Notes due 2013; and

                  (I) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",

(collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

For greater certainty, no distribution of money or property shall be made on, or in connection with, the Eighth Preferred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the purchase for cancellation of Eighth Preferred shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, purchase for cancellation or other distribution amount made in respect of any of the Eighth Preferred shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

         (b)      REDEMPTION PRIVILEGE.

                  (i) REDEMPTION PRICE. Subject to any adjustment pursuant to section (g) hereof, the "Redemption Price" in respect of each Eighth Preferred share shall be an amount equal to the fair market value of all of the consideration for which Eighth Preferred shares are issued as at the time such Eighth Preferred shares are issued, as determined by the directors of the Corporation, divided by the number of Eighth Preferred shares so issued.

                  (ii) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part of the Eighth Preferred shares on payment for each such share to be redeemed of the Redemption Price therefor.

                  (iii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE OR BY CLASS B DEPOSIT RECEIPTS OF AT&T CANADA INC. The aggregate Redemption Price of all Eighth Preferred shares of a holder which are redeemed may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus six percent (6%) per annum, which interest will commence on the day following the date of issuance of such promissory note and will be calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for a principal sum or for a portion of the principal sum equal to the aggregate Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the aggregate Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause (1) of this subsection (b)(iii); or (3) by the transfer by the Corporation to the holder of a portion of the Class B Deposit Receipts of AT&T Canada Inc. (the "Deposit Receipts") transferred to the Corporation in connection with the issuance of Eighth Preferred shares, equal to the portion of such Eighth Preferred shares which are to be redeemed.

                  (iv) PARTIAL REDEMPTION. In case a part only of the then outstanding Eighth Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected in such manner as the directors in their discretion shall decide and need not be redeemed pro rata or selected by lot and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

                  (v) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, on or before the date specified for redemption, send to each person who at the date of sending is a registered holder of Eighth Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Eighth Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such Eighth Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out the amount determined by the directors of the Corporation as the aggregate Redemption Price of the Eighth Preferred shares so redeemed and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid (whether in cash or by promissory note or by the transfer of the Deposit Receipts as above provided) to the holder of the Eighth Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holder thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor and except to receive any dividends declared and payable on or before the redemption date but unpaid. If the Eighth Preferred shares are redeemed on the redemption date then from and after the redemption date such shares shall cease to be entitled to dividends, (except for any accrued and unpaid dividends on such shares) and the holders thereof shall not be entitled to exercise any of the rights of holders of Eighth Preferred shares in respect thereof unless payment of the Redemption Price is not made on the redemption date, in which event the rights of the holders of the said shares shall remain unaffected.

         (c) CUMULATIVE DIVIDENDS. The holders of the Eighth Preferred shares shall, in each fiscal year of the Corporation, subject to section (a) hereof and to the payment of all accrued dividends on the First Preferred shares, the Third Preferred shares, the Fourth Preferred shares, the Fifth Preferred shares, the Sixth Preferred shares and the Seventh Preferred shares, but always in preference and priority to any payment of dividends on any other shares of the Corporation for such year, including without limitation, the Class A Common and Class B Common shares, be entitled to receive, subject to the provisions of the Business Corporations Act (Ontario), as amended from time to tune, or any successor legislation, fixed, cumulative cash dividends at the rate of eight percent (8%) per annum of the

                  Redemption Price for such shares payable quarterly on the first day following the last day in the month of each of March, June, September and December, other than a Saturday or a Sunday, on which the main branch of The Toronto-Dominion Bank in Toronto, Ontario is open for business (each an "Established Dividend Payment Date"). Alternatively, if the directors so determine dividends shall be payable on any day (an "Alternate Dividend Payment Date") following the immediately preceding Established Dividend Payment Date and before the next Established Dividend Payment Date. An Established Dividend Payment Date and an Alternate Dividend Payment Date are each hereinafter referred to as a "Dividend Payment Date". Dividends on the Eighth Preferred shares shall accrue on a daily basis from the day following the date of issuance. If on any Dividend Payment Date the dividend payable on such date is not paid in full on all of the Eighth Preferred shares then issued and outstanding, such dividend or the unpaid part thereof shall be paid on the first date thereafter on which the Corporation shall have sufficient moneys properly applicable to the payment of same. The holders of the Eighth Preferred shares shall not be entitled to any dividend other than or in excess of the cumulative dividends at the rate hereinbefore provided for. If the Redemption Price is increased or decreased pursuant to section (g) hereof at any time after any dividends have been declared and paid or set aside for payment on the Eighth Preferred shares, the dividend rate applicable during the period prior to such increase or decrease in the Redemption Price in respect of which the dividends were paid or set aside for payment shall be deemed decreased or increased accordingly, and neither a registered holder of Eighth Preferred shares nor the Corporation shall have a claim against the other for either under or overpayment of dividends resulting from an increase or decrease in the Redemption Price.

                  The Corporation shall not redeem or purchase for cancellation any Eighth Preferred shares then outstanding unless all dividends accrued on the Eighth Preferred shares up to the date of redemption or purchase have been paid.

                  The Corporation shall not call for redemption or redeem or purchase for cancellation or make any capital distribution in respect of or otherwise pay off or retire any shares of the Corporation ranking on a parity with or junior to the Eighth Preferred shares unless all dividends on the Eighth Preferred shares up to and including the dividend payable on the immediately preceding Dividend Payment Date shall have been declared and paid or set aside for payment at the date of such call for redemption, redemption, purchase, distribution, retirement or other payment off.

         (d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Eighth Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof (the "Purchase Price"). The Purchase Price may, at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(iii) hereof.

         (e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Eighth Preferred shares shall be entitled to receive, subject to section (a) hereof, and after the holders of First Preferred shares, Third Preferred shares, Fourth Preferred shares, Fifth Preferred shares, Sixth Preferred shares and Seventh Preferred shares shall have received such amounts as they are entitled to receive in the event of the liquidation, dissolution or winding up of the Corporation, but before any distribution of any part of the assets of the Corporation among the holders of any other shares of the Corporation, including without limitation the Class A Common and Class B Common shares, an amount equal to the Redemption Price for each issued and outstanding Eighth Preferred share plus an amount equal to the accrued and unpaid dividends thereon.

         (f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the Eighth Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario), as the same may from time to time be amended or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation; holders of the Eighth Preferred shares shall, however, be entitled to notice of any meeting of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all of the property of the Corporation other than in the ordinary course of business.

         (g)      PRICE ADJUSTMENT.

                  (i) If at any time and from time to time when any Eighth Preferred shares are issued and outstanding either:
                           (a) Canada Customs and Revenue Agency determines and the directors of the Corporation and all of the holders of the issued and outstanding Eighth Preferred shares concur in such determination; or (b) the Corporation, the directors of the Corporation and the holders of the Eighth Preferred shares determine; that the aggregate fair market value of all property transferred or sold to the Corporation in exchange for Eighth Preferred shares (the "Acquired Property") is greater or less than the fair market value of the Acquired Property as determined by the board of directors at the time of the acquisition of the Acquired Property as contemplated by subsection
                           (b)(i) hereof, or as most recently redetermined under this section (g) then the resultant excess or deficiency, as the case may be, shall be divided by the aggregate number of Eighth Preferred shares issued in connection with the acquisition of the Acquired Property and the Redemption Price shall be increased or decreased accordingly. For greater certainty, multiple adjustments to the Redemption Price are permitted under this subsection and all such adjustments shall be cumulative.

                  (ii) In the event that none or only some (but not all) of the Eighth Preferred shares issued in connection with the acquisition of the Acquired Property are issued and outstanding and the Redemption Price is increased or decreased pursuant to subsection (g)(i) hereof then the amount of the increase or decrease in the aggregate fair market value of the Acquired Property, less the aggregate of the adjustments to the Redemption Price of the Eighth Preferred shares, if any, then issued and outstanding arising as a consequence of such determination, shall be, in the case of an excess, a debt of the Corporation payable to the holder of such Eighth Preferred shares and in the case of a deficiency, a debt of the holder payable to the Corporation, in either case on demand, bearing interest at Prime plus six percent (6%) per annum, calculated and payable monthly in arrears on the last day of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly.

                  (iii) Notwithstanding subsection (g)(ii), in the event that the Redemption Price for any Eighth Preferred shares redeemed shall have been satisfied by means of a promissory note issued by the Corporation or assigned and transferred by the Corporation (as provided in subsection (b)(iii) hereof) providing for the adjustment of the principal amount thereof downwards by an amount equal to the amount of the deficiency or upwards by an amount equal to the amount of the excess, then in such event, the note as adjusted shall be deemed to satisfy in full the adjustment of the applicable purchase price and the debt payable by the Corporation to the holder or the holder to the Corporation as the case may be, hereinbefore provided in subsection (g)(ii) hereof.

                  (iv) Each time a change is made to the Redemption Price pursuant to this section (g), a certificate of an officer of the Corporation, stating such new Redemption Price, shall be prepared and inserted in the minute book of the Corporation.

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